                                                     REGISTRATION NOS. 333-59717
                                                                        811-5166
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                          PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 1


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940   [X]


                                AMENDMENT NO. 3

                       (CHECK APPROPRIATE BOX OR BOXES.)

                            ------------------------

                        MONY AMERICA VARIABLE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                          MONY LIFE INSURANCE COMPANY
                                   OF AMERICA
                              (NAME OF DEPOSITOR)

                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 708-2000


                             FREDERICK C. TEDESCHI


                 VICE PRESIDENT AND CHIEF COUNSEL -- OPERATIONS


                          MONY LIFE INSURANCE COMPANY

                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that this filing become effective May 1, 1999 pursuant to Rule 485(b).


     STATEMENT PURSUANT TO RULE 24f-2


     The Registrant registers an indefinite number or amount of its flexible payment variable annuity contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for the Registrant's fiscal year ending December 31, 1998 was filed on March 29, 1999.

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

                             CROSS REFERENCE SHEET

                             (REQUIRED BY RULE 495)

                                     PART A


ITEM NO.                                                                      LOCATION
--------                                                                      --------
   1.      Cover Page......................................  Cover Page
   2.      Definitions.....................................  Definitions
   3.      Synopsis........................................  Summary
   4.      Condensed Financial Information.................  Condensed Financial Information
   5.      General Description of Registrant, Depositor,
           and Portfolio Companies.........................  MONY Life Insurance Company of America;
                                                             MONY America Variable Account A; The
                                                             Funds; Charges and Deductions
   6.      Deductions and Expenses.........................  Charges and Deductions
   7.      General Description of Variable Annuity
           Contracts.......................................  Payment and Allocation of Purchase
                                                             Payments; Other Provisions
   8.      Annuity Period..................................  Annuity Provisions
   9.      Death Benefit...................................  Death Benefit; Annuity Provisions
  10.      Purchases and Contract Value....................  Payment and Allocation of Purchase
                                                             Payments
  11.      Redemptions.....................................  Surrenders
  12.      Taxes...........................................  Federal Tax Status
  13.      Legal Proceedings...............................  Legal Proceedings
  14.      Table of Contents of Statement of Additional
           Information.....................................  Table of Contents of Statement of
                                                             Additional Information

                                                PART B

                     Information Required in a Statement of Additional Information
  15.      Cover Page......................................  Cover Page
  16.      Table of Contents...............................  Table of Contents
  17.      General Information and History.................  MONY Life Insurance Company of America
  18.      Services........................................  Not Applicable
  19.      Purchase of Securities Being Offered............  Not Applicable
  20.      Underwriters....................................  Prospectus -- MONY Life Insurance Company
                                                             of America
  21.      Calculation of Performance Data.................  Performance Data
  22.      Annuity Payments................................  Not Applicable
  23.      Financial Statements............................  Financial Statements

                                                PART C

           Information related to the following Items is set forth under the appropriate Item, so numbered, in
Part C to this Registration Statement.
  24.      Financial Statements and Exhibits
  25.      Directors and Officers of the Depositor
  26.      Persons Controlled by or Under Common Control with the Depositor or Registrant
  27.      Number of Contractowners
  28.      Indemnification
  29.      Principal Underwriters
  30.      Location of Accounts and Records
  31.      Management Services
  32.      Undertakings

                                   PROSPECTUS
                               Dated May 1, 1999

             Individual Flexible Payment Variable Annuity Contracts

                                   Issued By

                        MONY America Variable Account A
                     MONY Life Insurance Company of America

MONY Life Insurance Company of America issues the flexible payment variable annuity contract described in this prospectus. Among the contract's many terms are:

Allocation of Purchase Payments and Cash Value

- You can tell us what to do with your purchase payments. You can also tell us what to do with the fund value your contract may create for you resulting from those purchase payments.

    - You can tell us to place them into a separate account. That separate account is called MONY America Variable Account A.

       - If you do, you can also tell us to place your purchase payments and fund values into any or all of 14 different subaccounts. Each of these subaccounts seeks to achieve a different investment objective. The subaccounts invest in shares of the following portfolios of the MONY Series Fund, Inc. and The Enterprise Accumulation Trust.

    - MONY Series Fund, Inc.

     - Money Market Portfolio, Government Securities Portfolio, Long Term Bond Portfolio and Intermediate Term Bond Portfolio

    - The Enterprise Accumulation Trust

     - Equity Income Portfolio, Growth and Income Portfolio, Growth Portfolio, Equity Portfolio, Capital Appreciation Portfolio, Managed Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio and High Yield Bond Portfolio

    - You can also tell us to place some or all of your purchase payments and fund values into our Guaranteed Interest Account with Market Value Adjustment. Our account will pay you a guaranteed interest rate annually, and we will guarantee that those purchase payments and fund values will not lose any value, so long as you leave the purchase payments and fund values in the Account. Purchase payments and fund values you place into the Guaranteed Interest Account with Market Value Adjustment become part of our assets.

Living Benefits

    - Annuity Benefits

     - This contract is designed to pay to you the fund value in periodic installments.

    - Fund Value Benefits

       - You may ask for some or all of the contract's fund value at any time. If you do, we may deduct a surrender charge.

    - Loans

       - You may borrow up to 50% of the fund value of the contract if you are a qualified retirement plan. You will have to pay interest to us on the amount borrowed.

Death Benefit

- We will pay a death benefit to your beneficiary upon the death of the person you name as annuitant before the annuity starting date.

Fees and Charges

- The contract allows us to deduct certain charges from the cash value. These charges are detailed in this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated May 1, 1999 containing additional information about the Contracts is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request to the address shown on the request
form on page   of this prospectus or by telephoning 1-800-487-6669. The Table of
Contents of the Statement of Additional Information can be found on page   of
this prospectus.

This prospectus is not an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction where such may not be lawfully made.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus contains basic information that you should know before investing. It comes with prospectuses for the MONY Series Fund, Inc., Enterprise Accumulation Trust, the Guaranteed Interest Account and MONY Life Insurance Company of America. You should read these prospectuses carefully and keep them for future reference.

                     MONY Life Insurance Company of America
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary of the Contract.....................................  1
  Definitions...............................................  1
  Purpose of the Contract...................................  1
  Purchase Payments and Fund Values.........................  1
  MONY America Variable Account A...........................  2
  Guaranteed Interest Account with Market Value
     Adjustment.............................................  2
  Market Value Adjustment...................................  2
  Minimum Purchase Payments.................................  3
  Transfer of Fund Values...................................  3
  Charges and Deductions....................................  3
  Right to Return Contract Provision........................  4
  Death Benefit.............................................  4
Detailed Information About the Company and MONY America
  Variable Account A........................................  11
  MONY Life Insurance Company of America....................  11
  Year 2000 Issue...........................................  11
  MONY America Variable Account A...........................  13
The Funds...................................................  16
  Purchase of Portfolio Shares by MONY America Variable
     Account A..............................................  19
  Guaranteed Interest Account...............................  20
Detailed Information About the Policy.......................  21
  Payment and Allocation of Purchase Payments...............  21
Surrenders..................................................  27
LOANS.......................................................  28
Death Benefit...............................................  29
  Death Benefit Provided by the Contract....................  29
  Enhanced Death Benefit....................................  29
  Election and Effective Date of Election...................  30
  Payment of Death Benefit..................................  30
Charges and Deductions......................................  31
  Deductions from Purchase Payments.........................  31
  Charges Against Fund Value................................  31
Annuity Provisions..........................................  35
  Annuity Payments..........................................  35
  Election and Change of Settlement Option..................  36
  Settlement Options........................................  36
  Frequency of Annuity Payments.............................  37
  Additional Provisions.....................................  37
Guaranteed Interest Account.................................  37
Other Provisions............................................  39
  Ownership.................................................  39
  Provision Required by Section 72(s) of the Code...........  39
  Provision Required by Section 401(a)(9) of the Code.......  40
  Secondary Annuitant.......................................  40
  Assignment................................................  41
  Change of Beneficiary.....................................  41
  Substitution of Securities................................  41

                                                              PAGE
                                                              ----
  Modification of the Contracts.............................  42
  Change in Operation of MONY America Variable Account A....  42
Voting Rights...............................................  42
Distribution of the Contracts...............................  43
Federal Tax Status..........................................  43
  Introduction..............................................  44
  Tax Treatment of the Company..............................  44
  Taxation of Annuities in General..........................  44
  Retirement Plans..........................................  45
Performance Data............................................  49
Additional Information......................................  50
Legal Proceedings...........................................  50
Financial Statements........................................  51
Table of Contents of Statement of Additional Information....  52

                            SUMMARY OF THE CONTRACT

     This summary provides you with a brief overview of the more important aspects of your Contract. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your contract. This summary and the entire prospectus will describe the part of the contract involving MONY America Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account with Market Value Adjustment and the portfolios offered by MONY Series Fund, Inc. and Enterprise Accumulation Trust. More detailed information about the Guaranteed Interest Account with Market Value Adjustment is contained in the prospectus attached to this prospectus and in your contract. More detailed information about the portfolios offered by MONY Series Fund, Inc. and Enterprise Accumulation Trust is contained in the prospectus attached to this prospectus.

                                  DEFINITIONS

THIS PROSPECTUS CONTAINS SOME SPECIALIZED TERMS. WE HAVE DEFINED SPECIALIZED TERMS ON THE PAGE WHERE THEY FIRST APPEAR. THE DEFINITIONS WILL APPEAR ON THE PAGE IN A BOX LIKE THIS ONE.

PURPOSE OF THE CONTRACT

     The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts").


     The Contract is designed to allow an owner to make purchase payments to the Company under the Contract. Those purchase payments are allocated at the owner's choice among the subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment. Those purchase payments can accumulate for a period of time and create fund values for the owner. The owner can choose the length of time that such purchase payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon those accumulated fund values.


     An owner may use the Contract's design to accumulate fund values for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403 (other than Section 403(b)), 408, 408A and 457 of the Internal Revenue Code (the "Code").

QUALIFIED PLANS -- Retirement plans that receive favorable tax treatment under
Section 401, 403, 408 or 457 of the Internal Revenue Code.

QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

     The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund values before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge and a market value adjustment. The market value adjustment will not apply to contracts issued in certain states. It may also be subject to income and other taxes.

PURCHASE PAYMENTS AND FUND VALUES

     The purchase payments you make for the Contract are received by the Company. Currently those purchase payments are not subject to taxes imposed by the United States Government or any state or local government.

     You may allocate your purchase payments to one or more of the subaccounts of MONY America Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account with

Market Value Adjustment. The purchase payments you allocate among the various subaccounts of MONY America Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the purchase payments you allocate to any of the subaccounts of MONY America Variable Account A will increase or that the purchase payments you make will not lose value.

     Purchase payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 3.5%.

MONY AMERICA VARIABLE ACCOUNT A

     MONY America Variable Account A is a separate investment account of MONY Life Insurance Company of America (the "Company"). MONY America Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

     The subaccounts of MONY America Variable Account A invest in shares of MONY Series Fund, Inc. and The Enterprise Accumulation Trust (collectively called the "Funds") at their net asset value. (See "The Funds" at page ). Owners bear the entire investment risk for all amounts allocated to MONY America Variable Account A subaccounts.

OWNER -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

PURCHASE PAYMENT (PAYMENT) -- An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

     The Guaranteed Interest Account is part of the Company's general account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest
Account" at page   .)

MARKET VALUE ADJUSTMENT

     A market value adjustment will be imposed on transfers or surrenders (partial or full) from the Guaranteed Interest Account in most states. A market value adjustment will not be imposed on contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. The adjustment can be either a positive or negative adjustment. No adjustment is made for the amount withdrawn or transferred within 30 days before the end of the accumulation period, nor to benefits paid as a result of the death of the Owner. The Guaranteed Interest Account and its market value adjustment feature are described in a separate prospectus which accompanies this prospectus.

FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account, and the Loan Account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account, and the Loan Account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account or the Loan Account, as the context requires.

BUSINESS DAY -- Each day that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in the securities of a portfolio of the Fund on a national or international securities exchange to materially affect the value of the units of the corresponding subaccount.

MINIMUM PURCHASE PAYMENTS

     The minimum purchase payment for individuals varies depending upon the purchaser of the contract and the method of paying the purchase payments. See
"Payment and Allocation of Payment" on page   .

     Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is
$50. (See "Issuance of the Contract" at page   .) The Company may change any of
these requirements in the future.

TRANSFER OF FUND VALUES

     You may transfer fund value among the subaccounts and to or from the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account may be subject to a Market Value Adjustment for contracts issued in certain states. Transfers may be made by telephone if the proper form has been completed, signed, and received by the Company at its Syracuse Operations Center. See
"Transfer of Fund Value", page   .

CONTRACT LOANS

     If your contract permits, you may borrow up to 50% of your Contract's fund value from the Company. Your contract will be the only security required for the loan. Contracts issued to Qualified Plans are generally the only Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's general account.

     We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due will be borrowed from the Contract's fund value.

SURRENDER

     You may surrender all or part of the Contract at any time and receive its cash value while the annuitant is alive prior to the annuity starting date. We may impose a surrender charge and market value adjustment (if applicable). The amounts you receive upon surrender may be subject to income taxes. (See "Federal
Tax Status" at page   .)

CHARGES AND DEDUCTIONS

     The Contract provides for the deduction of various charges and expenses from the fund value of the Contract. These deductions are summarized in the
table on pages    -   and discussed in greater detail beginning on page   .

NON-QUALIFIED CONTRACTS -- Contracts issued under Non-Qualified Plans.

NON-QUALIFIED PLANS -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

RIGHT TO RETURN CONTRACT PROVISION

     You have the right to examine the Contract when you receive it. You may return the Contract for any reason within ten days from the day you receive it. You will receive a full refund of the purchase payments received by the Company. During the Right to Return Contract period, purchase payments will be retained in the Company's general account and will earn interest at a rate not less than 3 1/2% per year.

DEATH BENEFIT

     If the Annuitant (and the Secondary Annuitant, if any) dies before the date the annuity payments start, the Company will pay a death benefit to the Beneficiary. Under certain circumstances, an Enhanced Death Benefit may be payable. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See
"Death Benefit" at page   and "Enhanced Death Benefit" at page   .)

ANNUITANT -- The person upon whose continuation of life any annuity payment depends and to whom annuity payments are made.

SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                        MONY AMERICA VARIABLE ACCOUNT A
               TABLE OF FEES FOR THE YEAR ENDED DECEMBER 31, 1998


CONTRACTOWNER TRANSACTION EXPENSES:
Maximum Deferred Sales Load (Surrender Charge) (as a
  percentage of amount surrendered).........................      7%*
Maximum Annual Contract Charge..............................    $50**
Maximum Transfer Charge.....................................    $25**
SEPARATE ACCOUNT ANNUAL EXPENSES:
Maximum Mortality and Expense Risk Fees.....................   1.35%***
Total Separate Account Annual Expenses......................   1.35%***


ANNUAL EXPENSES OF MONY SERIES FUND, INC. AND THE ENTERPRISE ACCUMULATION TRUST:

                             MONY SERIES FUND, INC.

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                GOVERNMENT
                                           INTERMEDIATE TERM     LONG TERM      SECURITIES   MONEY MARKET
                                            BOND PORTFOLIO     BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
                                           -----------------   --------------   ----------   ------------
Expenses (After Reimbursement)...........         .11%(1)           .07%(1)        .13%(1)       .05%(1)
Management Fees..........................         .50%              .50%           .50%          .40%
Total Annual Expenses....................         .61%              .57%           .63%          .45%


                         ENTERPRISE ACCUMULATION TRUST

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                           SMALL+                                   HIGH       SMALL++
                                           COMPANY                INTERNATIONAL     YIELD      COMPANY    EQUITY++
                               EQUITY       VALUE      MANAGED       GROWTH         BOND       GROWTH      INCOME     GROWTH++
                              PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                              ---------   ---------   ---------   -------------   ---------   ---------   ---------   ---------
Expenses...................     .05%(2)     .05%(2)      .04%(2)       .37%(2)      .12%(2)      .40%(3)     .30%(3)     .40%(3)
Management Fees............     .78%        .80%         .72%          .85%         .60%        1.00%        .75%        .75%
Total Accumulation Trust...
Annual Expenses After
 Reimbursement.............     .83%        .85%         .76%         1.22%         .72%        1.40%       1.05%       1.15%

                                            GROWTH++
                              CAPITAL++        AND
                             APPRECIATION    INCOME
                              PORTFOLIO     PORTFOLIO
                             ------------   ---------
Expenses...................      .55%(3)       .30%(3)
Management Fees............      .75%          .75%
Total Accumulation Trust...
Annual Expenses After
 Reimbursement.............     1.30%         1.05%


---------------


* The Surrender Charge percentage, which reduces to zero as shown in the table
  on page   , is determined by the Contract Year in which the surrender occurs.


     The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Fund Value -- Free Partial
Surrender Amount" at page   .
---------------
  ** The Annual Contract Charge is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per contract year (except for contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington where the charge may not exceed $30). See "Charges
     Against Fund Value -- Annual Contract Charge", at page   . The Transfer
     Charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer, which will not exceed $25

     (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). See "Charges Against Fund Value -- Transfer
     Charge" at page   .

 *** The Mortality and Expense Risk charge is deducted daily equivalent to a current annual rate of 1.25 percent (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35%) from the value of the net assets of the Separate Account.


(1) Expenses also include custodial credit percentages as follows: Intermediate Term Bond -- .009%; Long Term Bond -- .005%; Government Securities -- .012%; Money Market -- .004%. Absent custodial credits, expenses would have been as follows: Intermediate Term Bond -- .62%, Long Term Bond -- .58%, Government Securities -- .64% and Money Market -- .45%.



(2) Reflects expense reimbursements in effect since May 1, 1996. Absent these expense reimbursements, expenses would have been as follows: Equity -- .83%; Small Company Value -- .85%; Managed -- .76%; International Growth 1.22%; and High Yield Bond -- .72%. The Equity, Small Company Value, and Managed Portfolio reimbursements relate to mutual fund accounting expense.



(3) Subaccounts purchasing shares of the Small Company Growth, Equity Income, Capital Appreciation, Growth and Income, and Growth Portfolios commenced operations on December 1, 1998. Absent these expense reimbursements, expenses would have been as follows: Small Company Growth -- 60.67%; Equity Income -- 66.67%; Capital Appreciation -- 63.71%; Growth and
    Income -- 60.68%; Growth -- 25.33%. The Small Company Growth, Equity Income, Capital Appreciation, Growth, and Income and Growth Portfolio reimbursements relate to operating expenses.



   + The name, but not the investment objectives or policies, of the Small Cap
     Portfolio was changed effective May 1, 1998 to the Small Company Value Portfolio.


  ++ The Sub-accounts corresponding to these Portfolios first became available for allocation in November 1998.


The purpose of the Table of Fees beginning on page   is to assist the Owner in
understanding the various costs and expenses that the Owner will bear, directly or indirectly. The table reflects the expenses of the separate account as well as of MONY Series Fund, Inc. and Enterprise Accumulation Trust. MONY Series Fund, Inc. and the Enterprise Accumulation Trust have provided information relating to their respective operations. The expenses borne by the Separate
Account are explained under the caption "Charges and Deductions" at page   of
this Prospectus. The expenses borne by the MONY Series Fund, Inc. are explained
under the caption "Investment Management Arrangements and Expenses" at page   of
the accompanying prospectus for MONY Series Fund, Inc. The expenses borne by the Enterprise Accumulation Trust assume that the expense reimbursements in effect on and after May 1, 1990 for the Equity, Small Company Value, and Managed Portfolios which limit the total annual expenses to 1.00% of average net assets and expense reimbursements which, on and after November 16, 1994 (commencement of operations), limit the total annual expenses of the International Growth Portfolio to 1.55% of average net assets and the High Yield Bond Portfolio to
 .85% of average net assets, will continue throughout the period shown and are
explained under the caption "Management of the Fund" at page   of the
accompanying prospectus for the Accumulation Trust. Effective on and after May 1, 1996 and at least through April 1, 1999, as a part of the increase in investment advisory fees, the investment adviser has agreed to reimburse the Accumulation Trust for expenses which exceed .95% of the average daily net assets of the Equity, Small Company Value, and Managed Portfolios of the Trust. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.


EXAMPLE

     If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                                           AFTER      AFTER      AFTER      AFTER
SUBACCOUNT                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                                 ------    -------    -------    --------
Equity...................................................   $84       $119       $156        $241
Small Company Value......................................   $84       $119       $157        $243
Managed..................................................   $83       $117       $153        $234
International Growth.....................................   $88       $131       $176        $281
Small Company Growth.....................................   $90       $136       $185        $298

                                                           AFTER      AFTER      AFTER      AFTER
SUBACCOUNT                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                                 ------    -------    -------    --------
Equity Income............................................   $86       $126       $167        $264
Growth...................................................   $87       $129       $173        $274
Growth and Income........................................   $86       $126       $167        $264
Capital Appreciation.....................................   $89       $133       $180        $289
High Yield Bond..........................................   $83       $115       $151        $230
Intermediate Term Bond...................................   $82       $112       $145        $219
Long Term Bond...........................................   $81       $111       $143        $215
Government Securities....................................   $82       $113       $146        $221
Money Market.............................................   $80       $107       $137        $201


     If you annuitize at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                                           AFTER      AFTER      AFTER      AFTER
SUBACCOUNT                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                                 ------    -------    -------    --------
Equity...................................................   $84       $119       $112        $241
Small Company Value......................................   $84       $119       $113        $243
Managed..................................................   $83       $117       $108        $234
International Growth.....................................   $88       $131       $132        $281
Small Company Growth.....................................   $90       $136       $141        $298
Equity Income............................................   $86       $126       $123        $264
Growth...................................................   $87       $129       $128        $274
Growth and Income........................................   $86       $126       $123        $264
Capital Appreciation.....................................   $89       $133       $136        $289
High Yield Bond..........................................   $83       $115       $106        $230
Intermediate Term Bond...................................   $82       $112       $101        $219
Long Term Bond...........................................   $81       $111       $ 99        $215
Government Securities....................................   $82       $113       $102        $221
Money Market.............................................   $80       $107       $ 92        $201


     If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                                           AFTER      AFTER      AFTER      AFTER
SUBACCOUNT                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                                 ------    -------    -------    --------
Equity...................................................   $21        $65       $112        $241
Small Company Value......................................   $21        $66       $113        $243
Managed..................................................   $20        $63       $108        $234
International Growth.....................................   $25        $77       $132        $281
Small Company Growth.....................................   $27        $82       $141        $298
Equity Income............................................   $23        $72       $123        $264
Growth...................................................   $24        $75       $128        $274
Growth and Income........................................   $23        $72       $123        $264
Capital Appreciation.....................................   $26        $79       $136        $289
High Yield Bond..........................................   $20        $62       $106        $230
Intermediate Term Bond...................................   $19        $59       $101        $219
Long Term Bond...........................................   $19        $58       $ 99        $215
Government Securities....................................   $19        $59       $102        $221
Money Market.............................................   $17        $54       $ 92        $201

     The examples above should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. All Variable Account expenses as well as portfolio company (MONY Series Fund, Inc. and the Enterprise Accumulation Trust) expenses, net of expense reimbursements, are reflected in the examples. Not reflected in the examples which assume surrender at the, end of each time period are income taxes and penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

                        CONDENSED FINANCIAL INFORMATION

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                        MONY AMERICA VARIABLE ACCOUNT A

                            ACCUMULATION UNIT VALUES



                                                                UNIT VALUE
                                                         ------------------------
                                                                       DEC. 31,
SUB-ACCOUNT                                              INCEPTION       1998
-----------                                              ---------    -----------
Equity.................................................   $10.00        $ 9.98
Small Company Value....................................    10.00         10.56
Managed................................................    10.00          9.97
Equity Income..........................................    10.00         10.25
Growth and Income......................................    10.00         10.19
Growth.................................................    10.00         10.53
Capital Appreciation...................................    10.00         11.02
Small Company Growth...................................    10.00         10.87
International Growth...................................    10.00         10.55
High Yield Bond........................................    10.00          9.99
Intermediate Term Bond.................................    10.00         10.00
Long Term Bond.........................................    10.00          9.94
Government Securities..................................    10.00          9.98
Money Market...........................................    10.00         10.03



                                                                   UNITS
                                                                OUTSTANDING
                                                                -----------
                                                                 DEC. 31,
SUB-ACCOUNT                                                        1998
-----------                                                     -----------
Equity......................................................       64,500
Small Company Value.........................................       36,198
Managed.....................................................      215,756
Equity Income...............................................       19,409
Growth and Income...........................................       26,693
Growth......................................................      154,728
Capital Appreciation........................................       20,360
Small Company Growth........................................       17,887
International Growth........................................       15,811
High Yield Bond.............................................       24,732
Intermediate Term Bond......................................       24,535
Long Term Bond..............................................       39,054
Government Securities.......................................       54,777
Money Market................................................      142,487

      The following chart may help you understand how the contract works:
                        [MONY LIFE INSURANCE FLOW CHART]

                     DETAILED INFORMATION ABOUT THE COMPANY
                      AND MONY AMERICA VARIABLE ACCOUNT A

MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America issues the policy. In this prospectus MONY Life Insurance Company of America is called the "Company". The Company is a stock life insurance company organized in the State of Arizona. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.


     The Company is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). The principal office of the Company is located at 1740 Broadway, New York, New York 10019. MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization does not have any material effect on the Company, MONY America Variable Account A, or the Contract.



     At May 1, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A+(Excellent). This rating is based upon an analysis of financial condition and operating performance through the end of 1997. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.


YEAR 2000 ISSUE

     The Year 2000 issue is the result of widespread use of computer programs which use two digits (rather than four) to define a year. By use of a two-digit field, the industry avoided the greater cost of additional mainframe capacity. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or in miscalculations.

  State of Readiness


     The Company has a service agreement with MONY whereby MONY provides services and equipment including computer and information systems to the Company to conduct its business.



     In 1996, the Company initiated in conjunction with MONY and its affiliates (hereafter collectively referred to as "MONY and its subsidiaries") a formal Year 2000 Project to resolve the Year 2000 issue. The scope of the Project was identified, and funding was established. In early 1997, MONY and its subsidiaries retained Command Systems, Inc., and Keane, Inc. to assist the Company in bringing the Company's computer and information systems into Year 2000 compliance. MONY and its subsidiaries' overall goal for information technology ("IT") related items is to have business-critical hardware and software compliant by December 31, 1998, with additional testing and enterprise end-to-end testing occurring in 1999. MONY and its subsidiaries have also retained Technology Resource Solutions to assist in the evaluation of Year 2000 issues affecting the Company's non-IT systems in facilities and equipment which may contain date logic in embedded chips. MONY's overall goal is to have all non-IT systems compliant by mid-1999.


     The scope of the Project includes:

     - ensuring the compliance of all applications, operating systems and hardware on mainframe, PC and LAN platforms;

     - ensuring the compliance of voice and data network software and hardware; addressing issues related to non-IT systems in buildings, facilities and equipment which may contain date logic in embedded chips; and

     - addressing the compliance of key vendors and other third parties.

     The phases of the Project are:

          (i) inventorying Year 2000 items and assigning priorities;

          (ii) assessing the Year 2000 compliance of items;

          (iii) remediating or replacing items that are determined not to be Year 2000 compliant;

          (iv) testing items for Year 2000 compliance; and

          (v) designing and implementing Year 2000 contingency and business continuity plans.


     To determine that all IT systems (whether internally developed or purchased) are Year 2000 compliant, each system is tested using a standard testing methodology which includes unit testing, baseline testing, and future date testing. Future date testing includes critical dates near the end of 1999 and into the year 2000, including leap year testing.



     The inventory and assessment phases of the Project were completed prior to mid 1998. At December 31, 1998, MONY and its subsidiaries' application systems had been remediated, and current date tested. In addition, approximately 94% of MONY and its subsidiaries' applications had been future date tested, with future date testing for the remaining 6% scheduled for completion by mid-1999. New implemented applications and new releases of software packages will be tested in 1999 as part of the implementation process. Approximately 87% of the operating systems, systems software, and hardware for mainframe, PC and LAN platforms were deemed compliant based on information supplied by vendors verbally, in writing, or on the vendor's Internet site. Of the IT business critical items, essentially all were compliant and tested by December 31, 1998. The remaining items will be resolved and tested in the first quarter of 1999. Approximately 50% of non-IT business critical items had been remediated as of December 31, 1998. Ongoing testing for Year 2000 compliance will continue in 1999, and is expected to be completed by mid-1999.


     As part of the Project, significant service providers, vendors, suppliers, and other third parties that are believed to be critical to business operations after January 1, 2000, have been identified and steps are being undertaken in an attempt to reasonably ascertain their stage of Year 2000 readiness through questionnaires, interviews, on-site visits, and other available means.

  Costs


     The estimated total cost of the Year 2000 Project is approximately $2.0 million. The total amount expended on the Project through December 31, 1998 was $1.8 million. The estimated future cost of completing the Year 2000 Project is estimated to be approximately $0.2 million. These amounts include costs associated with the current development of contingency plans.


  Risks

     The Company believes that completed and planned modifications and conversions of its internal systems and equipment will allow it to be Year 2000 compliant in a timely manner. There can be no assurance, however, that the Company's internal systems or equipment or those third parties on which the Company relies will be Year 2000 compliant in a timely manner or that the Company's or third parties' contingency plans will mitigate the effects of any noncompliance. The failure of the systems or equipment of the Company or third parties (which the Company believes is the most reasonable likely worst case scenario) could affect the distribution and sale of life insurance, annuity and investment products and could have a material effect on the Company's financial position and results of operations.

  Contingency Plans


     MONY and its subsidiaries have retained outside consultants to assist in the development of Business Continuity Plans, which includes identification of third party service providers, information systems, equipment, facilities, and other items which are mission critical to the operation of the business. In conjunction with this effort, the Company is developing a Year 2000 Contingency Plan to address failures due to the Year 2000 problem of third parties and other items, which are critical to the ongoing operation of the business. The Contingency Plan includes the performance of alternate processing as well as consideration for changing third party service providers, vendors, and suppliers if necessary. The scheduled date for completion of the Contingency Plan is mid 1999. The Company believes that due to the pervasive nature of potential Year 2000 issues, the contingency planning process is an ongoing one that will require further modifications as the Company obtains additional information regarding the status of third party Year 2000 readiness.

     MONY Series Fund and the Accumulation Trust have reviewed their investment advisers and other suppliers of services with respect to the Year 2000 issue. MONY Series Fund and the Accumulation Trust prospectuses, which are included in the Prospectus Portfolio, contain the results of these reviews. See MONY Series
Fund prospectus at page   . Accumulation Trust prospectus at page   .

MONY AMERICA VARIABLE ACCOUNT A

     MONY America Variable Account A is a separate investment account of the Company. Presently, only purchase payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY America Variable Account A. The assets in MONY America Variable Account A are kept separate from the general account assets and other separate accounts of the Company.

     The Company owns the assets in MONY America Variable Account A. The Company is required to keep assets in MONY America Variable Account A that equal the total market value of the contract liabilities funded by MONY America Variable Account A. Realized or unrealized income gains or losses of MONY America Variable Account A are credited or charged against MONY America Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY America Variable Account A. MONY America Variable Account A assets are not chargeable with liabilities of the Company's other businesses. All obligations under the contract are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account A proceeds from various contract charges applicable to those assets. From time to time, any such additional assets may be transferred in cash to the Company's General Account.

     MONY America Variable Account A was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY America Variable Account A is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company. This does not involve any supervision by the SEC or the management or investment policies or practices of MONY America Variable Account A. For state law purposes, MONY America Variable Account A is treated as a part or division of the Company.

     MONY America Variable Account A is divided into subdivisions called subaccount. There are currently 14 subaccounts available to you. Each subaccount invests only in shares of a designated portfolio of MONY Series Fund, Inc or the Enterprise Accumulation Trust. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts of MONY America Variable Account A. Future subaccounts may invest in other portfolios of the Funds or in other securities. MONY Series Fund, Inc. has a total of seven portfolios. Only four of the seven portfolios are available to you.

     The following table lists the subaccounts of MONY America Variable Account A that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE MONEY MARKET SUBACCOUNT                   Maximum current income consistent with
                                                 preservation of capital and maintenance of
   This subaccount purchases shares of the       liquidity. Tries to achieve objective by
   MONY Series Fund, Inc. Money Market           investing in money market instruments.
   Portfolio.
   --------------------------------------------------------------------------------------------

   THE GOVERNMENT SECURITIES SUBACCOUNT          Maximum current income over the
                                                 intermediate term consistent with the
   This subaccount purchases shares of the       preservation of capital. Tries to achieve
   MONY Series Fund, Inc. Government             objective through investment in
   Securities Portfolio.                         highly-rated debt securities, U.S.
                                                 government obligations, and money market
                                                 instruments, with a dollar weighted
                                                 average life of up to ten years when
                                                 purchased.
   --------------------------------------------------------------------------------------------

   THE INTERMEDIATE TERM BOND SUBACCOUNT         Maximize income over the intermediate term
                                                 consistent with the preservation of
   This subaccount purchases shares of the       capital. Seeks to achieve objective by
   MONY Series Fund, Inc. Intermediate Term      investing in highly rated debt securities,
   Bond Portfolio.                               U.S. Government obligations, and money
                                                 market instruments, together having a
                                                 dollar-weighted average life of between 4
                                                 and 8 years.
   --------------------------------------------------------------------------------------------

   THE LONG TERM BOND SUBACCOUNT                 Maximize income over the longer term
                                                 consistent with preservation of capital.
   This subaccount purchases shares of the       Seeks to achieve objective by investing in
   MONY Series Fund, Inc. Long Term Bond         highly-rated debt securities, U.S.
   Portfolio.                                    Government obligations, and money market
                                                 instruments, together having a
                                                 dollar-weighted average life of more than
                                                 8 years.
   --------------------------------------------------------------------------------------------

   THE EQUITY SUBACCOUNT                         Long-term capital appreciation. Seeks to
                                                 achieve this objective by investing in a
   This subaccount purchases shares of the       diversified portfolio of primarily equity
   Enterprise Accumulation Trust Equity          securities selected on the basis of a
   Portfolio.                                    value-oriented approach to investing.
   --------------------------------------------------------------------------------------------

   THE MANAGED SUBACCOUNT                        Provide growth of capital over time. Seeks
                                                 to achieve investment objective by
   This subaccount purchases shares of the       investing in a portfolio consisting of
   Enterprise Accumulation Trust Managed         common stocks, bonds and cash equivalents,
   Portfolio.                                    the percentage of which vary over time
                                                 based on the investment manager assessment
                                                 of the relative investment values.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE SMALL COMPANY VALUE SUBACCOUNT            Capital appreciation. Pursues its
                                                 investment objective by investing in a
   This subaccount purchases shares of the       diversified portfolio of primarily equity
   Enterprise Accumulation Trust Small           securities of companies with market
   Company Value Portfolio.                      capitalization of under $1 billion.
   --------------------------------------------------------------------------------------------

   THE INTERNATIONAL GROWTH SUBACCOUNT           Capital appreciation. Pursues its
                                                 investment objective primarily through a
   This subaccount purchases shares of the       diversified portfolio of non-United States
   Enterprise Accumulation Trust                 equity securities.
   International Growth Portfolio.
   --------------------------------------------------------------------------------------------

   THE GROWTH SUBACCOUNT                         Seeks capital appreciation, primarily from
                                                 investments in common stocks.
   This subaccount purchases shares of the
   Enterprise Accumulation Trust Growth
   Portfolio.
   --------------------------------------------------------------------------------------------

   THE GROWTH AND INCOME SUBACCOUNT              Seeks total return in excess of the total
                                                 return of the Lipper Growth and Income
   This subaccount purchases shares of the       Mutual Funds Average measured over a new
   Enterprise Accumulation Trust Growth and      period of three to five years, by
   Income Portfolio.                             investing in a broadly diversified group
                                                 of large capitalization stocks.
   --------------------------------------------------------------------------------------------

   THE EQUITY INCOME SUBACCOUNT                  Invests in a combination of growth and
                                                 income to seek to achieve an above average
   This subaccount purchases shares of the       and consistent total return, primarily
   Enterprise Accumulation Trust Equity          from investments in dividend paying common
   Income Portfolio.                             stocks.
   --------------------------------------------------------------------------------------------

   THE SMALL COMPANY GROWTH SUBACCOUNT           Seek capital appreciation by investing
                                                 primarily in common stocks of small
   This subaccount purchases shares of the       capitalization companies believed by the
   Enterprise Accumulation Trust Small           portfolio manager to have an outlook for
   Company Growth Portfolio.                     strong earnings growth and potential for
                                                 significant capital appreciation.
   --------------------------------------------------------------------------------------------

   THE CAPITAL APPRECIATION SUBACCOUNT           Seeks maximum capital appreciation,
                                                 primarily through investment in common
   This subaccount purchases shares of the       stocks of companies that demonstrate
   Enterprise Accumulation Trust Capital         accelerating earnings momentum and
   Appreciation Portfolio.                       consistently strong financial
                                                 characteristics.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE HIGH YIELD BOND SUBACCOUNT                Maximum current income. Seeks to meet its
                                                 investment objective primarily by
   This subaccount purchases shares of the       investing in debt securities that are
   Enterprise Accumulation Trust High Yield      rated Ba or lower by Moody's Investors
   Bond Portfolio.                               Service, Inc. or BB or lower by Standard &
                                                 Poor's Corporation. These lower rated
                                                 bonds are commonly referred to as "Junk
                                                 Bonds." Bonds of this type are considered
                                                 to be speculative with regard to the
                                                 payment of interest and return of
                                                 principal. Investment in these types of
                                                 securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating payments to this subaccount.
   --------------------------------------------------------------------------------------------

                                   THE FUNDS

     Each available subaccount of MONY America Variable Account A will invest only in the shares of the designated portfolio of MONY Series Fund, Inc. or The Enterprise Accumulation Trust (collectively called the "Funds"). The Funds are registered with the SEC under the 1940 Act as open-end diversified management investment companies. These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds. The Funds, or either of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law.

MONY SERIES FUND, INC.

     Only shares of four of the seven portfolios of MONY Series Fund, Inc. can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. MONY Life Insurance Company of America, a wholly-owned subsidiary of the Company ("MONY America") is a registered investment adviser under the Investment Advisers Act of 1940. MONY America serves as investment adviser to MONY Series Fund, Inc. It paid all expenses associated with organizing MONY Series Fund, Inc. when the Fund was organized in 1985. Those expenses included the costs of the initial registration of its securities. MONY America, as investment adviser, currently pays the compensation of the Fund's directors, officers, and employees who are affiliated in some way with the Company. MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as an investment adviser, MONY America has entered into a Services Agreement with the Company to provide personnel, equipment, facilities and other services. As the investment adviser to MONY Series Fund, Inc., MONY America receives a daily investment advisory fee for each portfolio (see chart below). Fees are deducted daily and paid to MONY America monthly.

     The following table describes the portfolios available and their respective investment advisers and the investment advisory fees:

--------------------------------------------------------------------------------------------
      PORTFOLIO AND INVESTMENT ADVISER                    INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      PORTFOLIO AND INVESTMENT ADVISER                    INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------------------
  LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------
  INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% of assets in excess of $800 million of
  the Investment Adviser.                       the portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

ENTERPRISE ACCUMULATION TRUST

     Enterprise Accumulation Trust has ten portfolios, the shares of which can all be purchased by the subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of MONY Life Insurance Company, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information about the sub-advisers for each portfolio, see
page   of the Enterprise Accumulation Trust prospectus which accompanies this prospectus. Enterprise Accumulation Trust pays an investment advisory fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The sub-investment adviser and daily investment advisory fees and sub-investment advisory fees for each portfolio are shown in the table below:

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO                    Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, and 0.30% in
  OpCap Advisors (subsidiary of       the next $400 million and       excess of $1 billion of the
  Oppenheimer Capital) is the         0.70% in excess of $800         portfolio's aggregate
  sub-investment adviser.             million of the portfolio's      average daily net assets.
                                      aggregate average daily net
                                      assets.
------------------------------------------------------------------------------------------------------
  MANAGED PORTFOLIO                   Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, 0.30% in excess
  OpCap Advisors (subsidiary of       the next $400 million and       of $1 billion, and 0.25% in
  Oppenheimer Capital) is the         0.70% in excess of $800         excess of $2 billion of the
  sub-investment adviser.             million of the portfolio's      portfolio's aggregate
                                      aggregate average daily net     average daily net assets.
                                      assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  SMALL COMPANY VALUE PORTFOLIO       Annual rate of 0.80% of the     Annual rate of 0.40% of the
                                      portfolio's aggregate           first $1 billion and 0.30%
  Gabelli Asset Management, Inc. is   average daily net assets.       in excess of $1 billion of
  the sub-investment adviser.                                         the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------
  HIGH YIELD BOND PORTFOLIO           Annual rate of 0.60% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $100 million and 0.25%
  Caywood Scholl Capital Corporation  average daily net assets.       in excess of $100 million of
  is the sub-investment adviser.                                      the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------
  INTERNATIONAL GROWTH PORTFOLIO      Annual rate of 0.85% of the     Annual rate of 0.45% of the
                                      portfolio's aggregate           first $100 million of the
  Vontobel USA, Inc. is the           average daily net assets.       portfolio's aggregate
  sub-investment adviser.                                             average daily net assets
                                                                      (fee declines as assets
                                                                      exceed $100 million).
------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO                    Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $1 billion and 0.20%
  Montag & Caldwell, Inc. is the      average daily net assets.       in excess of $1 billion of
  sub-investment adviser.                                             the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------
  GROWTH AND INCOME PORTFOLIO         Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $100 million, 0.25% of
  Retirement System Investors, Inc.   average daily net assets.       the next $100 million, and
  is the sub-investment adviser.                                      0.20% in excess of $200
                                                                      million of the portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------
  EQUITY INCOME PORTFOLIO             Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $100 million, 0.25% of
  1740 Advisers (affiliate of MONY    average daily net assets.       the next $100 million, and
  Life Insurance Company of America)                                  0.20% in excess of $200
  is the sub-investment adviser.                                      million of the portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------
  SMALL COMPANY GROWTH PORTFOLIO      Annual rate of 1.00% of the     Annual rate of 0.65% of the
                                      portfolio's aggregate           first $50 million, 0.55% of
  William D. Witter, Inc. is the      average daily net assets.       the next $50 million and
  sub-investment adviser.                                             0.45% in excess of $100
                                                                      million of the portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION PORTFOLIO      Annual rate of 1.00% of the     Annual rate of 0.65% of the
                                      portfolio's aggregate           first $50 million, 0.55% of
  Provident Investment Counsel, Inc.  average daily net assets.       the next $50 million and
  is the sub-investment adviser.                                      0.45% in excess of $100
                                                                      million of the portfolio's
                                                                      aggregate average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------

     The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of:

          (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

          (2) More than 50% of the outstanding portfolio shares.

     Each Owner should periodically review their allocation of purchase payments and Cash Values among the subaccounts and the guaranteed interest account in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the accompanying prospectus for each of the Funds. The prospectus for each of the Funds should be read together with this prospectus.

PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT A

     MONY America Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

     - Collect charges under the Contracts.

     - Pay Cash Value on full surrenders of the Contracts.

     - Fund partial surrenders.

     - Provide benefits under the Contracts.

     - Transfer assets from one subaccount to another or between one or more subaccounts of MONY America Variable Account A and the Guaranteed Interest Account as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

     - Reinvested immediately at net asset value in shares of that portfolio.

     - Kept as assets of the corresponding subaccount.

CASH VALUE -- The Contract's Fund Value, less (1) any applicable Surrender Charge, (2) any outstanding loan, and (3) any applicable market value adjustment.

     The Board of Directors of MONY Series Fund, Inc. and the Board of Trustees of The Enterprise Accumulation Trust monitor the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees of each of the Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY America Variable Account A.

     Crediting of Interest. The entire initial purchase payment always earns interest at a rate not less than 3.5% per year until the end of the Right to Return Contract period. When the Right to Return Contract period ends, the entire initial purchase payment plus interest earned is transferred to the selected subaccounts and Guaranteed Interest Account accumulation periods.


     Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company. The Company guarantees that the rate credited will not be less than 3.5% (0.0094%, compounded daily). If you allocate purchase payments (or transfer funds) to the Guaranteed Interest Account, you will choose between accumulation periods of 3, 5, 7, or 10 years for contracts issued in most states. The accumulation period is limited to one year for contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. Before the beginning of each calendar month, the Company will declare interest rates for each period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY America Variable Account A completed within the period during which it is effective. Purchase payments you allocate to the Accumulation Period you select will receive this interest rate for the entire period. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will notify you of the new rates we are then declaring. When the period expires you can elect an accumulation period of 3, 5, 7, or 10 years or may elect to transfer the entire amount allocated to the expiring accumulation period to the separate account. This election is not permitted for contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. If you make no election, the entire amount allocated to the expiring accumulation period will automatically be held for an accumulation period of the same length. If that period will extend beyond the maturity date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.


     Surrenders. When you as Contract Owner request Contract Fund Values from the Guaranteed Interest Account be transferred to MONY America Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you must tell the Company the source by interest rate accumulation period of amounts you request be transferred, surrendered, loaned, or used to pay charges.

     Market Value Adjustment. Amounts taken from the Guaranteed Interest Account because of partial and full surrenders or transfers from the Guaranteed Interest Account are subject to Market Value Adjustment for contracts issued in most states. This Adjustment is determined by multiplying the amount of the surrender or transfer from each accumulation period and interest rate by the following factor:

                                              (n-t)/12)
                             [(1 + a)/(1 + b)]         - 1

where

        a = rate declared at the beginning of accumulation period

        b = rate then currently declared for an accumulation period equal to the time remaining in the guaranteed period, plus 0.25%

        n = guaranteed period in months

        t = number of elapsed months (or portion thereof) in the guaranteed period

     If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Periods are not available, we will use the rate for the next available Accumulation Period.

     Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days of the end of the accumulation period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. Market Value Adjustments also do not apply to contracts issued in certain states.

     The Guaranteed Interest Account and its Market Value Adjustment feature are described in greater detail in a separate prospectus attached to this prospectus for your convenience.

                     DETAILED INFORMATION ABOUT THE POLICY

     The Fund Value in MONY America Variable Account A and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY America Variable Account A. Attached to this prospectus is a prospectus describing the Guaranteed Interest Account with Market Value Adjustment and its various features, charges and major provisions.

PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

  Issuance of the Contract

     Individuals who want to buy a Contract must:

          (1) Complete an application.

          (2) Personally deliver the application to:

             (a) A licensed agent of the Company who is also a registered representative of the principal underwriter for the Contracts, MONY Securities Corporation ("MSC"), or

             (b) A registered representative of a broker dealer which had been authorized by MSC to sell the Contract.

          (3) Pay the minimum initial purchase payment.

     The minimum purchase payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum purchase payment for each situation.

--------------------------------------------------------------------------------------------------------
                     USE OF CONTRACT OR
              METHOD OF MAKING PURCHASE PAYMENT                      MINIMUM PURCHASE PAYMENT
--------------------------------------------------------------------------------------------------------
    Individual retirement accounts and annuities under     $2,000
    Section 408 of the Code (other than Simplified
    Employee Pensions).
--------------------------------------------------------------------------------------------------------
    Non-Qualified Plans.                                   $2,000
--------------------------------------------------------------------------------------------------------
    H.R. 10 plans (self-employed individuals' retirement   $600
    plans under 401 or 403(c) of the Code), certain
    corporate or association retirement plans, Simplified
    Employee Pensions under Section 408 and 408A of the
    Code.
--------------------------------------------------------------------------------------------------------
    Annuity purchase plans sponsored by certain            $600
    tax-exempt organizations, governmental entities and
    deferred compensation plans under Section 457 of the
    Code.
--------------------------------------------------------------------------------------------------------
    Payroll deduction and automatic checking account       Annualized rate of $600 (i.e., $600 per year,
    withdrawal plans.                                      $300 semiannually, $150 quarterly or $50 per
                                                           month)
--------------------------------------------------------------------------------------------------------
    Government Allotment Plans                             $50 per month
--------------------------------------------------------------------------------------------------------

GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.

Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50.

     The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that
Payment:

          (1) Cumulative Purchase Payments made under any one or more Contracts held by the Contract Owner, less

          (2) The amount of any prior partial surrenders and their Surrender Charges, exceed

          (3) $1,500,000.

     The Company reserves the right to reject an application for any reason permitted by law.

EFFECTIVE DATE -- The date the contract begins as shown in the Contract.

     Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.5% per year if:

          (1) The Contract is issued by the Company, and

          (2) The Contract is accepted by the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner. Net Purchase Payments will be held in the Company's General Account if:

          (1) The application is approved,

          (2) The Contract is issued, and

          (3) The Owner accepts the Contract.

These amounts will be held in that Account pending end of the Right to Return
Contract Period. (See "Free Look Privilege" on page   .) Interest will be
credited on amounts held in the General Account beginning on the date the amounts are received. Amounts are received on the day of actual receipt at the

Company's Operation Center. The prospective buyer will be told the reasons for the delay, the initial Purchase Payment will be returned in full and the application declined if:

          (1) The application is not complete when received, and

          (2) The application is not completed within 5 days.

The application will not be declined if the prospective buyer consents to the Company's keeping the Purchase Payment until the application is completed.

  Right to Return Contract Provision

     The Owner may return the Contract within 10 days of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to all purchase payments received by the Company.

  Allocation of Payments and Fund Value

     Allocation of Payments. On the application, the Owner may allocate Net Purchase Payments to the subaccount(s) of MONY America Variable Account A or to the Guaranteed Interest Account. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the Right to Return Contract Period. The Net Purchase Payments will earn interest at a rate not less than 3.5% per year beginning on the later of:

          (1) The Effective Date of the Contract, and

          (2) The date the Payment is received at the Company's Operations
     Center.

     Net Purchase Payments will continue to earn 3.5% annual interest until the Right to Return Contract Period expires (See "Right to Return Contract Provision" above.) After the Right to Return Contract Period has expired, the Contract's Fund Value will automatically be transferred to MONY America Variable Account A subaccount(s) or to the Guaranteed Interest Account according to the Owner's percentage allocation.

     After the Right to Return Contract Period, under a non-automatic payment plan, if the Owner does not:

          (1) Specify the amount to be allocated among subaccounts, or

          (2) Specify the percentage to be allocated among subaccounts, or

          (3) The amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The amount specified must not be less than $10.00 and the percentage specified must not be less than 10% of the Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

     The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone allocation request. If all telephone lines are busy (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone allocation changes by telephone. In such cases, a Owner would submit a written request. Any such change, whether made in writing or by telephone, will be effective when recorded on the records of the Company, in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. The Company has adopted rules relating to changes of allocations by telephone which, among other things, outlines procedures designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed:

          (1) The Company shall not be liable for any loss as a result of following fraudulent telephone instructions, and

          (2) The Owner will therefore bear the entire risk of loss due to fraudulent telephone instructions.

A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Operations Center before telephone allocation instructions will be accepted.

     Net Purchase Payments may be allocated in whole percentages to any number of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 10% of a Net Purchase Payment. Allocation percentages must total 100%. Contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum fund value balance of $2,500 in the Guaranteed Interest Account when an allocation to said account is chosen.

     When allocated Purchase Payments are received they are credited to subaccounts of MONY America Variable Account A in the form of Units. The number of Units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

  Calculating Unit Values for Each Subaccount

     The unit value of each subaccount on its first Business Day was set at $10.00. The Company computes the unit value of a subaccount on any later Business Day as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as purchase payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

          (4) Divide the resulting amount by the number of units held in the subaccount on the Business Day before the purchase or redemption of any units on that date.

     The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The Unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY America Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

  Calculation of Guaranteed Interest Account Fund Value

     Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to the accumulation period chosen by the Contract Owner on:

          (1) The date received at the Operations Center, or

          (2) If the day Payments are received is not a Business Day, then on the next Business Day.

Interest will be credited daily. That part of a Net Purchase Payments allocated to the Guaranteed Interest Account that exceeds the $250,000 limit imposed by the Company will be returned to the Owner.

  Calculation of Fund Value

     The Contract's Fund Value will reflect:

     - The investment performance of the selected subaccount(s) of MONY America Variable Account A.

     - Amounts credited (including interest) to the Guaranteed Interest Account.

     - Any Net Purchase Payments.

     - Any Partial Surrenders.


     - All Contract charges (including surrender charges and market value adjustments) imposed.


There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

     The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account.
(See "Issuance of the Contract" at page   .)

     After allocation of the amounts in the General Account to MONY America Variable Account A or the Guaranteed Interest Account, on each Business Day, the Contract's Fund Value will be computed as follows:

          (1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on the Business Day. This is done by multiplying the subaccount's Unit value on that date by the number of subaccount Units allocated to the Contract;

          (2) Add any amount credited to the Guaranteed Interest Account. This amount is the aggregate of all Net Purchase payments and:

               - The addition of any interest credited.

               - Addition or subtraction of any amounts transferred.

               - Subtraction of any partial surrenders.


               - Subtraction of any Contract charges, deductions, and any Market
                 Value Adjustments


          (3) Add the value attributable to any loan account;

          (4) Add any Net Purchase Payment received on that Business Day;

          (5) Subtract any partial surrender amount and its Surrender Charge made on that Business Day;


          (6) Subtract any Annual Contract Charge and/or transfer charge deductible on that Business Day.

     In computing the Contract's Fund Value, the number of subaccount Units allocated to the Contracts is determined after any transfers among subaccounts or between one or more of the subaccounts and the Guaranteed Interest Account. Any transfer charges are also deducted. However, the computation of the Contract's Fund Value is done before any other Contract transactions on the Business Day, such as:

     - Receipt of Net Purchase Payments.

     - Partial Surrenders.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.

     Transfers. You may transfer the value of the Contract among the subaccounts after the Right to Return Contract Period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone if you have proper authorization. See "Allocations of Premium and
Fund Value," page   . Currently, there are no limitations on the number of
transfers between subaccounts.

     A transfer charge is not currently imposed on transfers. (See "Charges
Against Fund Value -- Transfer Charge" at page   .) However, the Company
reserves the right to impose a charge which will not exceed $25 per transfer (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the Right to Return Contract Period will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

     Transfers Involving the Guaranteed Interest Account. Transfers may be made from the Guaranteed Interest Account at any time, but, if they are made before the end of the 3, 5, 7, or 10 year accumulation period there will be a Market Value Adjustment for contracts issued in most states. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply.


     Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.


TERMINATION OF THE CONTRACT

     The Contract will remain in effect until the earlier of:

          (1) The date the Contract is surrendered in full,

          (2) The date annuity payments start,

          (3) The Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account remains in the Contract, and

          (4) The date the Death Benefit is payable under the Contract.

CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the Contract.

EFFECTIVE DATE -- The date shown as the Effective Date of the Contract.

                                   SURRENDERS

     The Owner may elect to make a surrender of all or part of the Contract's value provided it is:

     - On or before the annuity payments start, and

     - During the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operation Center.

     The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less

          (1) any applicable Surrender Charge,

          (2) any applicable Market Value Adjustment, and

          (3) any Outstanding Debt.

The Surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Fund Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any Surrender Charge or any applicable Market Value Adjustment will be in addition to the amount requested by the Owner.

MARKET VALUE ADJUSTMENT -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account for Contracts issued in certain states.

ACCUMULATION PERIOD -- Currently 3, 5, 7 and 10 years. The Period starts on the Business Day that falls on, or next follows the date the purchase payment is transferred into the Guaranteed Interest Account and ends on the monthly contract anniversary immediately prior to the last day of that Period. (The accumulation period is limited to one year for contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington.)

     A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account accumulation periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any Surrender Charge and any applicable Market Value Adjustment. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account accumulation period under the allocation specified by the Owner. The Unit value will be calculated as of the Business Day the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount designated by the Owner. The request will not be accepted if:

     - There is insufficient Fund Value in the Guaranteed Interest Account or a subaccount to provide for the requested allocation against it, or

     - The request is incorrect.

     Any surrender charge will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.

     Any cash surrender amount will be paid in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which

          (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

          (2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or


          (3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonable practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.


Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. Surrenders involving payment from the Guaranteed Interest Account may in certain circumstances and in certain states also be subject to a Market Value Adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the Settlement Options of
the Contract. (See "Annuity Provisions" at page   .)

     Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

     The tax results of a cash surrender should be carefully considered. (See
"Federal Tax Status" at page   .)

                                     LOANS

     Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of contracts issued in Vermont). All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

     - The term of the loan must be 5 years or less.

     - Repayments are required at least quarterly and must be substantially level.

     - The loan amount is limited to certain dollar amounts as specified by the IRS.

     The Owner (Plan Trustee) must certify that these conditions are satisfied.

     In any event, the maximum outstanding loan on a contract is 50% of the Fund Value of the subaccounts and/or the Guaranteed Interest Account. Loans are not permitted before the end of the Right to Return Period. In requesting a loan, the Contract Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account are not taken until Fund Value in the subaccounts is exhausted. If in order to provide the Contract Owner with the amount of the Loan requested, Fund Values must be taken from the Guaranteed Interest Account, then the Contract Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Contract Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to a Contract Owner.

     Values are transferred to a loan account that earns interest at an annual rate of 3.5%. The annual loan interest rate charged will be 6%.

     Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account using the most recent payment allocation on record.

                                 DEATH BENEFIT

DEATH BENEFIT PROVIDED BY THE CONTRACT

     The Company will pay a Death Benefit to the Beneficiary if:

     - The Annuitant dies; and

     - The death occurs before the annuity payments start.

     The amount of the Death Benefit will be the greater of

          (1) The Fund Value less any Outstanding Debt on the date of the Annuitant's death;

          (2) The Purchase Payments paid, less any partial surrenders and their Surrender Charges; and

          (3) The Enhanced Death Benefit, if any.

If there are funds allocated to the Guaranteed Interest Account at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the annuity payments start, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

ENHANCED DEATH BENEFIT

     Your Contract provides for an enhanced death benefit.

     On the 5th Contract anniversary and each subsequent 5th Contract anniversary prior to the Annuitant's 71st birthday (prior to the first 5th anniversary for issue ages greater than 65), the Guaranteed Minimum Death Benefit may be increased. If the Fund Value is greater than the current Guaranteed Minimum Death Benefit, a new the Guaranteed Minimum Death Benefit is equal to:

          1. the Fund Value on the date the new Guaranteed Minimum Death Benefit is to be calculated;


          2. the current Guaranteed Minimum Death Benefit proportionately reduced by any partial surrenders including surrender charges and any applicable market value adjustments assessed since the last recalculation of the Guaranteed Minimum Death Benefit


          3. In no event will the Guaranteed Minimum Death Benefit exceed 200% of the total purchase payments made, reduced proportionately for:

             - Each partial surrender (including surrender charges and
               applicable market value adjustments, if applicable), less

             - Any Outstanding Debt.

     The proportionate reduction for each partial surrender will be equal to:

          (1) The amount of that partial surrender (including any surrender charges and applicable market value adjustment, if applicable, assessed), divided by

          (2) The Fund Value immediately before that partial surrender, multiplied by,

          (3) The enhanced death benefit immediately before the surrender.

     All subaccounts are eligible for Guaranteed Minimum Death Benefit coverage.

     The cost of this enhancement is reflected in the mortality and expense risk charge. Once the last value is set (prior to the Annuitant's 71st birthday or on the first 5th anniversary if the Contract is purchased after age 65), it will not be recalculated.

     All other basic death benefits as described in this prospectus continue to apply. The largest death benefit under any of these provisions will be paid.

ELECTION AND EFFECTIVE DATE OF ELECTION

     The Owner may elect to have the Death Benefit of the Contract applied under one of four Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

     - During the lifetime of the Annuitant, and

     - Before the annuity payments start.

If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect

          (1) to receive the Death Benefit in the form of a cash payment; or

          (2) to have the Death Benefit applied under one of the Settlement Options.

(See "Settlement Options" at page   .) If an election by the payee is not
received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a cash payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the Death Benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operation Center.

     Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

PAYMENT OF DEATH BENEFIT

     If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date

     - the election becomes effective, or

     - the election is considered to become effective, and

     - due proof of death is received.

The Company may be permitted to postpone such payment under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company.

                             CHARGES AND DEDUCTIONS

     The following table summarizes the charges and deductions under the
Contract:
--------------------------------------------------------------------------------

                       DEDUCTIONS FROM PURCHASE PAYMENTS
--------------------------------------------------------------------------------

     Tax Charge                                    State and local -- 0%-3.5% -- Company
                                                   currently assumes responsibility; current
                                                   charge to Owner 0%.
                                                   Federal -- Currently 0% (Company reserves
                                                   the right to charge in the future.)

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------

                           DAILY DEDUCTION FROM VARIABLE ACCOUNT A
----------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge               Current daily rate -- 0.003425%
     Annual Rate deducted daily from net assets    Current Annual rate -- 1.25% (Company
                                                   reserves the right to charge up to 1.35%)
----------------------------------------------------------------------------------------------

                                  DEDUCTIONS FROM FUND VALUE
----------------------------------------------------------------------------------------------
     Annual Contract Charge                        Non-Qualified Contracts -- $0
     Current charges listed may be increased to    IRA and SEP-IRA -- $0
     as much as $50 ($30 in certain states) on     Qualified Contracts -- $0
     30 days written notice
----------------------------------------------------------------------------------------------
     Transaction and Other Charges                 $0
     Transfer Charge                               [Company reserves the right to charge up to
                                                   $25 ($10 in South Carolina and Texas)]
----------------------------------------------------------------------------------------------
     Surrender Charge                              See below for grading schedule. See page
     Grades from 7% to 0% of Fund Value            "Charges and Deductions -- Charges Against
     surrendered based on a schedule.              Fund Value" for details of how it is
                                                   computed.
----------------------------------------------------------------------------------------------


The following provides additional details of the charges and deductions under the Contract.

DEDUCTIONS FROM PURCHASE PAYMENTS

     Deductions may be made from purchase payments for premium or similar taxes prior to allocation of any net purchase payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. If the Company is going to make deductions for such tax from future purchase payments, it will give notice to each affected Owner.

CHARGES AGAINST FUND VALUE

  Daily Deduction from MONY America Variable Account A

     Mortality and Expense Risk Charge

     The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of Variable Account A. This daily charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.25% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35% from the value of the net assets of MONY America Variable Account A. Of the 1.25% charge, .80% is for assuming mortality risks (which is guaranteed no to exceed .90%), and .45% is for assuming expense risks. The charge is deducted from MONY America Variable

Account A, and therefore the subaccounts, on each Business Day. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003425% (guaranteed not to exceed 0.003699%) multiplied by the number of days since the last Business Day. The Company reserves the right to increase the charge up to a maximum annual rate of 1.35%.

     The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

     The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 1/2% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

     The Company does not expect to make a profit from the mortality and expense risk charge. However, if the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its general account. If the amount of the charge is inadequate, the Company will pay the difference out of its general account.

  Deductions from Cash Value

     Annual Contract Charge

     The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual Contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

     The Company intends to administer the Contract itself through an arrangement whereby it may buy some administrative services from MONY and such other sources as may be available.

     Currently, there is no annual Contract charge. The Company may in the future impose a Contract charge. The charge will never, however, exceed $50 (except for contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington where it will not exceed $30). The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the contract anniversary, starting on the first contract anniversary.


     If imposed, the Annual Contract Charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.



The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.


     Transfer Charge

     Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer instructed by the Owner in a Contract year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25 (except in for contracts issued in the states of South Carolina and Texas where is will not exceed $10). The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account from which the first transfer is made.

     Surrender Charge

     A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the contract.

     The Surrender Charge will never exceed 7% of total Fund Value. The Surrender Charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from Variable Account A to cover mortality and expense risks borne by the Company.
(See "Mortality and Expense Risk Charge" at page   .)

     A Surrender Charge will be computed when a surrender is made and will be deducted from the Fund Value if:

          (1) All or a part of the Contract's Cash Value (See "Surrenders" at
     page   ) is surrendered, or

          (2) The Cash Value is received at maturity when the annuity payments start.

     A Surrender Charge will not be imposed:

          (1) Against Fund Value surrendered after the eighth Contract Year.

          (2) To the extent necessary to permit the Owner to obtain an amount equal to the Free Partial Surrender Amount (See "Free Partial Surrender
     Amount" at page   .)

          (3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or
     Settlement Option 3A (See "Settlement Options" at page   .)

In no event will the aggregate Surrender Charge exceed 7% of the Fund Value. The amount deducted from the Fund Value to cover the surrender charge is not subject to the surrender charge.

     For a partial surrender, the Surrender Charge will be deducted from any remaining Fund Value, if sufficient. If the Fund Value is not sufficient, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each subaccount of Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

     No Surrender Charge will be deducted from Death Benefits except as
described in "Death Benefit" at page   .

     Amount of Surrender Charge. The amount of the Surrender Charge is equal to a varying percentage of Fund Value during the first 8 Contract years. The percentage is determined by multiplying the Surrender Charge Percentage for the Contract Year by the amount of Fund Value requested as follows:


----------------------------------------------------------------------------------------------
                                SURRENDER CHARGE PERCENTAGE TABLE
----------------------------------------------------------------------------------------------
                    CONTRACT YEAR                          SURRENDER CHARGE PERCENTAGE
----------------------------------------------------------------------------------------------

                          1                                             7%
----------------------------------------------------------------------------------------------
                          2                                             7
----------------------------------------------------------------------------------------------
                          3                                             6
----------------------------------------------------------------------------------------------
                          4                                             6
----------------------------------------------------------------------------------------------
                          5                                             5
----------------------------------------------------------------------------------------------
                          6                                             4
----------------------------------------------------------------------------------------------
                          7                                             3
----------------------------------------------------------------------------------------------
                          8                                             2
----------------------------------------------------------------------------------------------
                     9 (or more)                                        0
----------------------------------------------------------------------------------------------


The amount of the Surrender Charge is in addition to any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. See "Guaranteed
Interest Account -- Surrenders" at page   and the prospectus for the Guaranteed
Interest Account with Market Value Adjustment which accompanies this prospectus for further details.

     Free Partial Surrender Amount. The surrender charge may be reduced by using the Free Partial Surrender Amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

          (1) For Qualified Contracts, (other than Contracts issued for IRA and SEP-IRA), an amount up to the greater of:

             (a) $10,000 (but not more than the Contract's Fund Value), or

             (b) 10% of the Contract's Fund Value (at the beginning of the Contract year, except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the surrender is requested)

           may be received in each Contract Year without a surrender charge

          (2) For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA), an amount up to 10% of the Fund Value of the Contract may be received in each Contract Year without a surrender charge.

Contract Fund Value here means the Fund Value at the beginning of the contract year in the subaccounts (and the Guaranteed Interest Account not the Loan Account). This reduction of Surrender Charge does not affect any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. See
"Guaranteed Interest Account -- Surrenders" at page   and the prospectus for the
Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.

  Taxes

     Currently, no charge will be made against MONY America Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY America Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY America Variable Account A may also be made. (See "Federal Tax Status" at
page   .)

  Investment Advisory Fee

     Because MONY America Variable Account A purchases shares of the Funds, the net assets of MONY America Variable Account A will reflect the investment advisory fee and other expenses incurred by the Funds. See "Table of Fees"
beginning at page   for a table which shows the fees and expenses incurred
during 1998 and "The Funds -- MONY Series Fund, Inc." and "The Funds --
Enterprise Accumulation Trust" at pages   -   for a table setting forth the
investment advisory fees.

                               ANNUITY PROVISIONS

ANNUITY PAYMENTS

     Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

          (1) No earlier than the Contract Anniversary after the Annuitant's 10th birthday, and

          (2) No later than the Contract Anniversary after the Annuitant's 95th birthday.

     The minimum number of years from the Effective Date to the start of annuity payments is 10. The date when annuity payments start may be:

          (1) Advanced to a date that is not earlier than the 10th Contract Anniversary.

          (2) Deferred from time to time by the Owner by written notice to the Company.

     The date when annuity payments start will be advanced or deferred if:

          (1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

          (2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

A particular retirement plan may contain other restrictions.

     When annuity payments start, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any state taxes which may be imposed upon annuitization, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any state taxes imposed upon annuitization) will be applied to provide an annuity. A supplementary contract will be issued. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the Settlement Option elected.

     For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

ELECTION AND CHANGE OF SETTLEMENT OPTION

     During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect:

        - One or more of the Settlement Options described below, or

        - Another settlement option as may be agreed to by the Company.

The Owner may also change any election if written notice of the change is received by the Company at its Operation Center prior to the start of annuity payments. If no election is in effect when annuity payments start, a lump sum payment will be considered to have been elected.

     Settlement Options may also be elected by the Owner or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See
"Death Benefit" at page      and "Surrenders" at page      .)

     Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

SETTLEMENT OPTIONS

     Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.

     Settlement Option 1 -- Interest Income: Interest on the proceeds at a rate (not less than 2 3/4 percent per year) set by the Company each year.

     Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

     Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

     Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

     Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75 percent per year.

     The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

     The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.5 percent interest.

     Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

     In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.

FREQUENCY OF ANNUITY PAYMENTS

     At the time the Settlement Option is chosen, the payee may request that it be paid:

     - Quarterly

     - Semiannually

     - Annually

If the payee does not request a particular installment payment, the payments will be made in monthly installments. However, if the net amount available to apply under any Settlement Option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

ADDITIONAL PROVISIONS

     The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the Settlement Option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

     The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

     Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company require proof satisfactory to it that such condition has been met.

     The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

     Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

                          GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including Variable Account A.

     Crediting of Interest. The entire initial purchase payment always earns interest at a rate not less than 3.5% per year until the end of the Right to Return Contract Period. At such time, it is transferred to the selected subaccounts and/or accumulation periods of the Guaranteed Interest Account. Net Purchase Payments allocated by a Owner to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company for the specified period selected.

     Net purchase payments allocated by an Owner to the Guaranteed Interest Account will be credited with an interest rate declared by the Company. The interest rate is guaranteed not to be less than 3.5% annually (0.0094% compounded daily). Contract Owners who allocate purchase payments to or transfer funds into the Guaranteed Interest Account choose between a 3, 5, 7, or 10 year accumulation period except in certain states. The accumulation period is limited to one year for contracts issued in the states of

Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. Prior to the beginning of each calendar month, interest rates will be declared for each period, if more favorable than the guaranteed rate. Each interest rate declared by the Company applies for all net purchase payments received or transfers from the Variable Account completed within the period during which it is effective. The purchase payment is locked in to this interest rate for the entire duration of the period selected by the Contract Owner. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will send notice of the new rates being declared by the Company. When the period expires the Contract Owner can:


          (1) Elect an accumulation period of 3, 5, 7, or 10 years (except in certain states where the accumulation period is limited to a one year period), or


          (2) May elect to transfer the entire amount allocated to the expiring accumulation period to the separate account.

If no election is made, the entire amount allocated to the expiring period will automatically be held for an accumulation period of the same duration. If that period will extend beyond the maturity date or if the period is no longer offered, the money will be transferred into the Money Market subaccount.

     Surrenders. The Contract Owner must specify the source by interest rate accumulation period of amounts withdrawn from the Guaranteed Interest Account as a result of a:

     - Transfer

     - Partial surrender

     - Loan

     - Any charge imposed in accordance with the Contract.

Partial and full surrenders or transfers from the Guaranteed Interest Account are subject to the Market Value Adjustment for contracts issued in most states. This adjustment is determined by multiplying the amount of the surrender or transfer from each accumulation period and interest rate by the following factor:
                                         (n-t)/12
                         [(1+a) / (1+b)]           - 1

where

        a = rate declared at the beginning of accumulation period

        b = rate then currently declared for an accumulation period equal to the time remaining in the guaranteed period, plus 0.25%

        n = guaranteed period in months

        t = number of elapsed months (or portion thereof) in the guaranteed period

     If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Periods are not available, we will use the rate for the next available Accumulation Period.

     Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days before the end of the accumulation period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. The Market Value Adjustment does not apply to contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. In addition, contracts issued in these states must maintain a minimum fund value balance of $2,500 in the Guaranteed Interest Account when an allocation to said account is chosen.

                                OTHER PROVISIONS

OWNERSHIP

     The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

          (1) A change in Owner is requested, or

          (2) A Successor Owner becomes the Owner.

     The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

          (1) Made in writing; and

          (2) Received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax advisor prior to changing Owners.

SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.

PROVISION REQUIRED BY SECTION 72(s) OF THE CODE

     The Contract under a Non-Qualified Plan will be surrendered as of the date of the Owner's death if:

     - The Owner dies:

      - Before the start of annuity payments, and

      - While the Annuitant is living, and

     - That Owner's spouse is not the Successor Owner as of the date of the Owner's death.

      - Satisfactory proof of death must be provided to the Company.

The surrender proceeds may be paid over the life of the Successor Owner if:

     - The Successor Owner is the Beneficiary, and

     - The Successor Owner chooses that option.

- Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract. The proceeds must be distributed within 5 years after the date of death if:

  - The spouse is not the Successor Owner, and

  - There is no designated Beneficiary.

- However, under the terms of the Contract, if the spouse is not the Successor Owner,

  - the Contract will be surrendered as of the date of death, and

  - the proceeds will be paid to the Beneficiary.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

     If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.

PROVISION REQUIRED BY SECTION 401(a)(9) OF THE CODE

     The entire interest of a Qualified Plan participant under the Contract will be distributed to the Owner or his/her Designated Beneficiary. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70 1/2. The interest is distributed:

     -  over the life of such Participant, or

     -  the lives of such Participant and Designated Beneficiary.

     If (i) distributions have begun, and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as quick as that used as of the date of the Participant's death. The Contract will be surrendered as of the Participant's death if:

          (1) The Participant dies before the start of such distributions, and

          (2) There is no designated Beneficiary.

The surrender proceeds must be distributed within 5 years after the date of death. But, the surrender proceeds may, be paid over the life of any Designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, distributions will begin not earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan.

     It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 403, 408 and 408A of the Code.

SECONDARY ANNUITANT

     Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuitization, either

          (1) in the application for the Contract, or

          (2) after the Contract is issued, by written notice to the Company at its Operation Center.

The Secondary Annuitant may be deleted by written notice to the Company at its Operation Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

     -  any payment made by the Company, or

     - action taken by the Company before the receipt of the notice at the Company's Operation Center.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

     On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

          (1) the death of the Annuitant must have occurred before the Annuity Commencement Date;

          (2) the Secondary Annuitant is living on the date of the Annuitant's death;

          (3) if the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse; and

          (4) if the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

     Effect of Secondary Annuitant's Becoming the Annuitant. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.

ASSIGNMENT

     The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Administrative Office. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

     If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

     Because an assignment may be a taxable event, a Owner should consult a competent tax advisor before assigning the Contract.

CHANGE OF BENEFICIARY

     So long as the Contract is in effect, the Beneficiary or Successor Beneficiary may be changed. A change is made by submitting a written request to the Company at its Operation Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operation Center.

SUBSTITUTION OF SECURITIES

     The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

          (1) the shares of any portfolio of the Funds is no longer available for investment by MONY America Variable Account A or,

          (2) in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

A substitution of securities in any subaccount will take place only with prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

MODIFICATION OF THE CONTRACTS

     Upon notice to the Owner, the Contract may be modified by the Company, but only if such modification

          (1) is necessary to make the Contract or MONY America Variable Account A comply with any law or regulation issued by a governmental agency to which the Company is subject or

          (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or

          (3) is necessary to reflect a change in the operation of MONY America Variable Account A or the subaccounts or the Guaranteed Interest Account or

          (4) provides additional Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

CHANGE IN OPERATION OF MONY AMERICA VARIABLE ACCOUNT A

     MONY America Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required

     - at the Company's election, and

     - subject to any necessary vote by persons having the right to give voting instructions for shares of the Funds held by the subaccounts.

Deregistration of MONY America Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY America Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS

     All of the assets held in the subaccounts of MONY America Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares. As such, it has the right to vote on the following matters:

          (1) Election of the Board of Directors of MONY Series Fund, Inc. or the Board of Trustees of The Enterprise Accumulation Trust.

          (2) Certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund.

          (3) Any other matter that may be voted upon at a shareholders' meeting.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY America Variable Account A (whether or not attributable to Owners). The Company will vote at shareholder meetings of each of the Funds according to the instructions received from Owners. The number of votes will be determined as of the record date selected by the Board of Directors or the Board of Trustees of the respective Fund. The Company will furnish Owners with the proper forms to enable them to give it these instructions. Currently, the Company may disregard voting instructions under the circumstances described in the following paragraph.

     The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to

     - Cause a change in the subclassification or investment objectives or policies of one or more of the portfolios of either or both of the Funds.

     - Approve or disapprove an investment adviser or principal underwriter for either or both of the Funds.

In addition, the Company itself may disregard voting instructions that would require the above changes if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Owners of that action and its reasons for the action in the next semiannual report to Owners.

     - Each Owner will have the equivalent of one vote per $100 of value attributable to the Contract held in each subaccount of MONY America Variable Account A.

     - Each owner will have fractional votes for amounts less than $100.

     - For voting purposes, this value attributable to the Contract is equal to the Fund Value.

     - The votes are represented as votes per $100 of value in each subaccount of MONY America Variable Account A. These votes are converted into a proportionate number of votes in shares of the corresponding portfolio of each of the Funds.

     - Shares for which timely voting instructions are not received from Owners will be voted by the Company. The Company will vote the shares in the same proportion as those shares in that subaccount for which instructions are received.

     - Should applicable federal securities laws or regulations permit, the Company may elect to vote shares of each of the Funds in its own right.

     The number of corresponding shares of the portfolio for which the Owner may give instructions is computed by:

          (1) Determining the value attributable to the Contract held in that subaccount.

          (2) Dividing that value by the net asset value of one share in the designated portfolio of the respective Fund.

Example:  Contract value held in subaccount = $540
         Net asset value of portfolio shares = $20 per share on the record date May give instructions on 5.4 votes ($540 divided by $100)
         Converts into instructions on 27 shares of the Fund ($540 divided by
$20)

     Matters on which Owners may give voting instructions include the following:

          (1) approval of any change in the Investment Advisory Agreement and Services Agreement, if any, for the portfolio(s) of the Fund(s) corresponding to the Owner's selected subaccount(s);

          (2) any change in the fundamental investment policies of the portfolio(s) corresponding to the Owner's selected subaccount(s); and

          (3) any other matter requiring a vote of the shareholders of either of the Funds.

Owners participating in a particular portfolio will vote separately on the following matters pursuant to the requirements of Rule 18f-2 under the 1940 Act:

          (1) approval of the Investment Advisory Agreement, or

          (2) any change in a portfolio's fundamental investment policies,

                         DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corporation ("MSC"), a New York corporation organized on September 26, 1969 which is a wholly-owned subsidiary of the Company, will act as the principal underwriter of the Contracts, pursuant to an underwriting agreement with the Company. MSC is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The

Contracts are sold by individuals who are registered representatives of MSC and who are licensed as life insurance agents for the Company. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law to do so. Commissions and other expenses directly related to the sale of the Contract will not exceed 6.0% of Purchase Payments. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional material.

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contracts described in this prospectus are designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Section 401, 403 (other than 403(b)), 408(b), and 457 of the Code. The ultimate effect of federal income taxes on

     - the value of the Contract's Fund Value,

     - annuity payments, and

     - economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

     - the type of retirement plan for which the Contract is purchased, and

     - the tax and employment status of the individual concerned.

     The following discussion of the treatment of Contracts and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person considering the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of MONY America Variable Account A, to the extent that it is applied to increase reserves under the Contracts, is substantially nontaxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts offered by this prospectus are designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract are generally taxable to the annuitant as ordinary income except to the extent of

     - Participant contributions (in the case of Qualified Plans), or

     - Owner contributions (in the case of Non-Qualified Plans).

Owners, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the United States Government and, where applicable to state governments part of the taxable portion of each distribution made under a Contract unless the Owner or Annuitant

     - provides his or her taxpayer identification number to the Company, and

     - notifies the Company that he or she chooses not to have amounts withheld.

     The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") has requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include those resulting from gratuitous transfers. When computing the distributions for any 12 month period, distributions from all annuity contracts issued by the same company to the Owner (other than those issued to qualified retirement plans) will be treated as one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefited plans.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

        1. Part of a series of substantially equal periodic payments (at least annually) for

          - the participant's life or life expectancy,

          - the joint lives or life expectancies of the participant and his/her beneficiary,

          - or a period certain of not less than 10 years, or

        2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

     Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

RETIREMENT PLANS

     The Contracts described in this Prospectus currently are designed for use with the following types of retirement plans:

          (1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

          (2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

          (3) Deferred compensation plans provided by certain governmental entities under Section 457; and

          (4) Non-Qualified Plans.

     The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of Contracts with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                                PERFORMANCE DATA

     We may advertise the performance of the MONY America Variable Account A subaccounts. We will also report performance to contract owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

     Performance information contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each subaccount reflects the investment results of the designated portfolio of the Fund and recurring charges and deductions borne by or imposed on the portfolio and the subaccount. Set forth below for each subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this subaccount will reflect the "yield" and "effective yield". The "yield" of the subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Subaccounts other than the Money Market Subaccount. The performance data for these subaccounts will reflect the "yield" and "total return". The "yield" of each of these subaccounts refers to the income generated by an investment in that subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the subaccount. The value of each subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the Surrender Charge. "Total return" for each of these subaccounts refers to the return a Owner would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Funds and MONY America Variable Account A, including any Surrender Charge imposed as a result of the full Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Funds and the Variable Account other than the Surrender Charge. Returns for periods exceeding one year reflect the average annual total return for such period. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year.

     Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

     Performance information for MONY America Variable Account A may be compared in advertisements, sales literature, and reports to contract owners to various indices, including, without limitation, the Standard & Poor's 500 Indices and the Lehman Brothers, Shearson, CDA/Wiesenberger, Russell, Merrill Lynch, and Wilshire indices, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service and to the Consumer Price Index (a measure for inflation)in order to provide the reader a basis for comparison of performance. Reports and promotional literature may also contain the Company's rating or a rating of the Company's claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organization.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Owners and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which MONY America Variable Account A is a party. The Company and the principal underwriter are engaged in various kinds of routine litigation which, in the opinions of the Company and the principal underwriter, are not of material importance in relation to the total capital and surplus of the Company or the principal underwriter.

                              FINANCIAL STATEMENTS

     The financial statements for the Company should be distinguished from the financial statements of MONY America Variable Account A and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. The financial statements of the Company should not be considered as bearing on the investment performance of the assets held in MONY America Variable Account A. The financial statements of the Company and MONY America Variable Account A are included in the Statement of Additional Information.

                               TABLE OF CONTENTS

                                       OF

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1999


                            ITEM                              PAGE
                            ----                              ----
MONY Life Insurance Company of America......................    1
Legal Opinion...............................................    1
Independent Accountants.....................................    1
Federal Tax Status..........................................    2
Performance Data............................................    5
Financial Statements........................................  F-1

     If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

          MONY Life Insurance Company of America

          Mail Drop 8-27

          1740 Broadway
          New York, New York 10019

          Your name

          Address

          City State ____________ Zip  ______________

     Please send me a copy of the MONY America Variable Account A Statement of Additional Information.

Policy Bx-98


Form No. 14432SL (5/99)                                                333-59717

                             THE MONY CUSTOM MASTER


                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1999


                          INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                        MONY AMERICA VARIABLE ACCOUNT A

                                      AND

                     MONY LIFE INSURANCE COMPANY OF AMERICA


     This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 1999 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by MONY Life Insurance Company of America ("Company"). The prospectus is available, at no charge, by writing the Company at 1740 Broadway, New York, New York 10019, Mail Drop 8-27 or by calling 1-800-487-6669.


                               TABLE OF CONTENTS

                            ITEM                              PAGE
                            ----                              ----
MONY Life Insurance Company of America......................    1
Legal Opinion...............................................    1
Independent Accountants.....................................    1
Federal Tax Status..........................................    2
Performance Data............................................    5
Financial Statements........................................  F-1


     Form No. 14432SL (5/99)                                           333-59717

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America ("Company"), is a stock life insurance company organized in the state of Arizona. The Company is the corporate successor of Vico Credit Life Insurance Company, incorporated in Arizona on March 6, 1969, re-named Vico Life Insurance Company on July 7, 1972, and re-named Consumers National Life Insurance Company on December 22, 1977. The Mutual Life Insurance Company of New York purchased Consumers National Life Insurance Company on December 10, 1981 and changed the corporate name to MONY Life Insurance Company of America. The Company is currently licensed to sell life insurance in 49 states (not including New York), the District of Columbia, the U.S. Virgin Island, and Puerto Rico.


     The Company is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). MONY was organized as a mutual life insurance company under the laws of the state of New York in 1842. MONY converted to a stock life insurance company in November 1998 through demutualization and assumed its present name at that time. In addition, MONY became wholly-owned subsidiary of the MONY Group at that time. If completed, it is not expected that demutualization will have any material effect on the Company, MONY America Variable Account A or the Contracts. The principal offices of both MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY had consolidated assets at the end of 1998 of approximately $25.0 billion. As of December 31, 1998, MONY had approximately $289.8 million invested in the Company to support its insurance operations. MONY intends from time to time to make additional capital contributions to the Company as needed to enable it to meet its reserve requirements and expenses in connection with its business. Generally, MONY is under no obligation to make such contributions, and its assets do not back the benefits payable under the Contracts.



     At May 1, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A- (Excellent) based upon an analysis of financial condition and operating performance through the end of 1997. At the same date, the Company was rated A- on the same basis. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.


     The Company has a service agreement with MONY whereby MONY provides the Company with such personnel, facilities, etc., as are reasonably necessary for the conduct of the Company's business. These services are provided on a cost reimbursement basis. The Company intends to administer the Contract itself utilizing the services provided by MONY as a part of the Service Agreement.


     During 1998, the Company paid MONY $84,872,878 for all services provided under the Service Agreement.


                                 LEGAL OPINION

     Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of Arizona law pertaining to the Contract, including the validity of the Contract and the Company's right to issue the Contract, have been passed upon by Edward P. Bank, Esq., Vice President and Deputy General Counsel, MONY.

                            INDEPENDENT ACCOUNTANTS


     The audited financial statements of the Company and the Variable Account appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance on the reports of said firm given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York 10036.


                                       (1)

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Owner, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice.

     Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF ANNUITIES IN GENERAL

     Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Owners, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     An Owner who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employee contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special elective 5-year (and, for certain eligible persons, 10-year) income averaging in the case of certain Qualified Contracts. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Owner's cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant's death, different tax rules apply. (See "Annuity Payments" below.)

     Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Surrender Value exceeds Purchase Payments less prior non-taxable distributions, and the balance is treated as a non-taxable return of principal to the Owner. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and non-taxable return of investment.

     There are special rules for Qualified Plans or contracts involving 85 percent or more employee contributions. Since the cost basis of Qualified Contracts is generally zero, however, partial surrender amounts will generally be fully taxed as ordinary income.

     An Owner who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. An Owner who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at
                                       (2)
ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the Annuitant's last taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

PENALTY TAX

     Payments received by Owners, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59 1/2; (b) in a series of substantially equal payments made for life or life expectancy following separation from service; (c) after the death of the Owner (or, where the Owner is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer's attainment of age 55; or (f) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts received as an immediate annuity.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/ her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

DIVERSIFICATION STANDARDS

     The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Fund is designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

     The Secretary of the Treasury has announced that he expects to issue regulations or Revenue Rulings that will prescribe the circumstances in which an Owner's control of the investments of a segregated asset account may cause the Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or Revenue Rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or Revenue Rulings. Since the regulations or Revenue Rulings have not been issued, there can be no assurance as to the content of such regulations or Revenue Rulings or even

                                       (3)
whether application of the regulations or Revenue Rulings will be prospective. For these reasons, Owners are urged to consult with their own tax advisers.

QUALIFIED PLANS

     The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

H.R. 10 PLANS

     The Self-Employed Individuals Tax Retirement Act of 1962, as amended, which is commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as "Individual Retirement Accounts" and "Individual Retirement Annuities." These Individual Retirement Accounts and Annuities are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Account or Annuity.

CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

CERTAIN GOVERNMENTAL ENTITIES

     Section 457 of the Code permits certain governmental entities to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

                                       (4)

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven-day period ended December 31, 1998, the yield was 3.68% and the effective yield was 3.74%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in shares of the Money Market Portfolio of the Fund, the First Day Value reflects the per share net asset value of the Money Market Portfolio (which will normally be $1.00) and the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount due to the declaration of dividends (in the form of shares and including dividends (in the form of shares) on shares received as dividends) of the net investment income and the daily charges and deductions from the Subaccount for mortality and expense risks and a deduction for the Annual Contract Charge imposed on each Contract Anniversary which has been pro-rated to reflect the shortened 7-day period and allocated to the Money Market Subaccount in the proportion that the total value of the Money Market Subaccount bore to the total value of the Variable Account at the end of the period indicated. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Advisory Fee (which for calculating the yield and effective yield quoted above is assumed to be .40 percent, the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated). Not reflected in either the yield or effective yield are surrender charges, which will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

                                       (5)

SUBACCOUNTS OTHER THAN MONEY MARKET SUBACCOUNT

TOTAL RETURN:

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming full surrender of the Contract for cash at the end of the period, for the periods indicated is shown in the table below. This table does not reflect the impact of the tax laws, if any, on total return as a result of the surrender.

                        MONY AMERICA VARIABLE ACCOUNT A


                                  TOTAL RETURN

                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)


                                                                                                    FOR THE
                                     FOR THE              FOR THE              FOR THE            PERIOD SINCE
                                   1 YEAR ENDED        5 YEARS ENDED        10 YEARS ENDED     INCEPTION THROUGH
          SUBACCOUNT            DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998
          ----------            ------------------   ------------------   ------------------   ------------------
Equity........................         1.70%               17.45%               16.00%               15.57%
Small Company Value...........         1.45%               12.15%               14.91%               14.65%
Managed.......................        -0.15%               17.55%               18.39%               18.14%
Equity Income.................          N/A                  N/A                  N/A                  N/A
Growth and Income.............          N/A                  N/A                  N/A                  N/A
Growth........................          N/A                  N/A                  N/A                  N/A
Capital Appreciation..........          N/A                  N/A                  N/A                  N/A
Small Company Growth..........          N/A                  N/A                  N/A                  N/A
International Growth..........         6.25%                 N/A                  N/A                 8.60%
High Yield Bond...............        -4.14%                 N/A                  N/A                 8.68%
Intermediate Term Bond........        -0.56%                4.02%                6.66%                6.33%
Long Term Bond................         1.89%                6.40%                9.34%                8.68%
Government Securities.........        -1.11%                 N/A                  N/A                 4.54%



---------------


MONY America Variable Account A commenced operations on November 25, 1987. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the respective Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, January 1988 for the Intermediate Term Bond Subaccount, February 1988 for the Long Term Bond Subaccount, November 1994 for the Government Securities Subaccount, November 1994 for the International Growth and for the High Yield Bond Subaccounts and November 1998 for the Equity Income, Growth and Income, Growth, Capital Appreciation, and Small Company Growth Subaccounts, adjusted to reflect the charges and expenses imposed by the Contract. Total return is not indicative of future performance.


     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Funds were reinvested, and that the Owner surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Funds (including the Investment Advisory Fees described in the Prospectus (see "Investment Advisory Fee" at page 22) and the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated.

                                       (6)

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods indicated, is shown in the table below.

                        MONY AMERICA VARIABLE ACCOUNT A


                                  TOTAL RETURN

                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)


                                                                                                  FOR THE
                                      FOR THE             FOR THE             FOR THE          PERIOD SINCE
                                   1 YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED     INCEPTION THROUGH
          SUBACCOUNT             DECEMBER 31, 1998   DECEMBER 31, 1998   DECEMBER 31, 1998   DECEMBER 31, 1998
          ----------             -----------------   -----------------   -----------------   -----------------
Equity.........................         8.54%              18.55%              16.00%              15.57%
Small Company Value............         8.27%              13.19%              14.91%              14.65%
Managed........................         6.57%              18.65%              18.39%              18.14%
Equity Income..................          N/A                 N/A                 N/A                 N/A
Growth and Income..............          N/A                 N/A                 N/A                 N/A
Growth.........................          N/A                 N/A                 N/A                 N/A
Capital Appreciation...........          N/A                 N/A                 N/A                 N/A
Small Company Growth...........          N/A                 N/A                 N/A                 N/A
International Growth...........        13.40%                N/A                 N/A                9.84%
High Yield Bond................         2.31%                N/A                 N/A                9.90%
Intermediate Term Bond.........         6.12%               4.98%               6.66%               6.33%
Long Term Bond.................         8.74%               7.40%               9.34%               8.68%
Government Securities..........         5.54%                N/A                 N/A                5.73%


---------------

MONY America Variable Account A commenced operations on November 25, 1987. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, January 1988 for the Intermediate Term Bond Subaccount, February 1988 for the Long Term Bond Subaccount, November 1994 for the Government Securities Subaccount, and November 1994 for the International Growth and for the High Yield Bond Subaccounts, and November 1998 for the Equity Income, Growth and Income, Growth, Capital Appreciation, and Small Company Growth Subaccounts, adjusted to reflect the charges and expenses imposed by the Contract. Total return is not indicative of future performance.


     The table above reflects the same assumptions and results as the table appearing on page 6, except that no contingent deferred sales (surrender) charge has been deducted. The data reflected in the table above reflects the average annual total return an Owner would have received during that period if he did not surrender his Contract.

30-DAY YIELD:

     The yield for the Intermediate Term Bond, Long Term Bond, Government Securities and High Yield Bond Subaccounts is shown in the table below.

                        MONY AMERICA VARIABLE ACCOUNT A

                            YIELD FOR 30-DAY PERIOD


                                                     INTERMEDIATE   LONG TERM   GOVERNMENT   HIGH YIELD
              YIELD FOR 30 DAYS ENDED                 TERM BOND       BOND      SECURITIES      BOND
              -----------------------                ------------   ---------   ----------   ----------
December 31, 1997..................................      4.83%        5.03%        3.39%        7.26%


---------------
The 30-day yield is not indicative of future results.

     For the Intermediate Term Bond, and Long Term Bond, Government Securities, and High Yield Bond Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to

                                       (7)
maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest except, in the case of the column headed "Contract Continues In Force", no contingent deferred sales (surrender) charge or annual contract charge has been deducted:



                        MONY AMERICA VARIABLE ACCOUNT A



                           YEAR TO DATE TOTAL RETURN


                         JANUARY 1 TO FEBRUARY 12, 1999


                (ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD)



                                                              SURRENDER AT    CONTRACT CONTINUES
SUBACCOUNT                                                    END OF PERIOD        IN FORCE
----------                                                    -------------   ------------------
Equity......................................................      -11.55%            -5.60%
Small Company Value.........................................       -7.36%            -1.14%
Managed.....................................................      -10.02%            -3.97%
Equity Income...............................................       -8.46%            -2.31%
Growth and Income...........................................       -7.90%            -1.71%
Growth......................................................       -3.95%             2.51%
Capital Appreciation........................................      -10.14%            -4.09%
Small Company Growth........................................       -7.07%            -0.83%
International Growth........................................       -8.38%            -2.22%
High Yield Bond.............................................       -4.62%             1.80%
Intermediate Term Bond......................................       -6.85%            -0.59%
Long Term Bond..............................................       -8.68%            -2.55%
Government Securities.......................................       -6.69%            -0.41%



OTHER NON-STANDARDIZED PERFORMANCE DATA:



     From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.



                              FINANCIAL STATEMENTS



     The financial statements of the Company should be distinguished from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                                       (8)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS



                         INDEX TO FINANCIAL STATEMENTS



                                                              PAGE
                                                              ----
With respect to MONY America Variable Account A:
  Report of Independent Accountants.........................   F-2
  Statements of assets and liabilities as of December 31,
     1998...................................................   F-3
  Statements of operations for the periods ended December
     31, 1998...............................................   F-5
  Statements of changes in net assets for the periods ended
     December 31, 1998......................................   F-7
  Notes to financial statements.............................   F-9
With respect to MONY Life Insurance Company of America:
  Report of Independent Accountants.........................  F-12
  Balance sheets as of December 31, 1998 and 1997...........  F-13
  Statements of income and comprehensive income for the
     years ended December 31, 1998, 1997 and 1996...........  F-14
  Statements of changes in shareholder's equity for the
     years ended December 31, 1998, 1997 and 1996...........  F-15
  Statements of cash flows for the years ended December 31,
     1998, 1997 and 1996....................................  F-16
  Notes to financial statements.............................  F-18

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account A -- MONY Custom Master:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account A (comprising MONY Custom Master's Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, Equity, Small Company Value, Managed, International Growth, High Yield Bond, Growth, Growth and Income, Small Company Growth, Equity Income, and Capital Appreciation Subaccounts) at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                                                     MONY CUSTOM MASTER
                               -----------------------------------------------------------------------------------------------
                                              MONY SERIES FUND, INC.                        ENTERPRISE ACCUMULATION TRUST
                               -----------------------------------------------------   ---------------------------------------
                               INTERMEDIATE   LONG TERM    GOVERNMENT                               SMALL COMPANY
                                TERM BOND        BOND      SECURITIES   MONEY MARKET     EQUITY         VALUE        MANAGED
                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                               ------------   ----------   ----------   ------------   ----------   -------------   ----------
           ASSETS
Investments at cost (Note
  4).........................    $244,902      $387,596     $545,977     $1,429,027     $630,492      $362,442      $2,122,104
                                 ========      ========     ========     ==========     ========      ========      ==========
Investments in Enterprise
  Accumulation Trust, at net
  asset value (Note 2).......    $      0      $      0     $      0     $        0     $643,411      $382,359      $2,151,196
Investments in MONY Series
  Fund, Inc., at net asset
  value (Note 2).............     245,378       388,239      546,738      1,429,027            0             0               0
Amount due from Enterprise
  Accumulation Trust.........           0             0            0              0        2,784         1,872           9,186
Amount due from MONY
  America....................      12,017        30,522       31,474         90,641       73,681        19,091         131,982
Amount due from MONY Series
  Fund, Inc. ................           0            45            0         76,216            0             0               0
                                 --------      --------     --------     ----------     --------      --------      ----------
         Total assets........     257,395       418,806      578,212      1,595,884      719,876       403,322       2,292,364
                                 --------      --------     --------     ----------     --------      --------      ----------
         LIABILITIES
Amount due to Enterprise
  Accumulation Trust.........    $      0      $      0     $      0     $        0     $ 73,681      $ 19,091      $  131,982
Amount due to MONY America...           0            45            0         76,216        2,784         1,872           9,186
Amount due to MONY Series
  Fund, Inc..................      12,017        30,522       31,474         90,641            0             0               0
                                 --------      --------     --------     ----------     --------      --------      ----------
         Total liabilities...      12,017        30,567       31,474        166,857       76,465        20,963         141,168
                                 --------      --------     --------     ----------     --------      --------      ----------
Net assets...................    $245,378      $388,239     $546,738     $1,429,027     $643,411      $382,359      $2,151,196
                                 ========      ========     ========     ==========     ========      ========      ==========
Net assets consist of:
  Contractholders' net
    payments.................    $244,986      $387,777     $546,179     $1,427,801     $631,080      $362,502      $2,123,926
  Undistributed net
    investment income
    (loss)...................         (84)         (158)        (202)          1226         (202)         (136)           (647)
  Accumulated net realized
    gain (loss) on
    investments..............           0           (23)           0              0         (386)           76          (1,175)
  Unrealized appreciation of
    investments..............         476           643          761              0       12,919        19,917          29,092
                                 --------      --------     --------     ----------     --------      --------      ----------
Net assets...................    $245,378      $388,239     $546,738     $1,429,027     $643,411      $382,359      $2,151,196
                                 ========      ========     ========     ==========     ========      ========      ==========
Number of units
  outstanding*...............      24,535        39,054       54,777        142,487       64,500        36,198         215,756
                                 --------      --------     --------     ----------     --------      --------      ----------
Net asset value per unit
  outstanding*...............    $  10.00      $   9.94     $   9.98     $    10.03     $   9.98      $  10.56      $     9.97
                                 ========      ========     ========     ==========     ========      ========      ==========


---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998


                                                                  MONY CUSTOM MASTER
                           ------------------------------------------------------------------------------------------------
                                                            ENTERPRISE ACCUMULATION TRUST
                           ------------------------------------------------------------------------------------------------
                           INTERNATIONAL   HIGH YIELD                GROWTH AND   SMALL COMPANY     EQUITY       CAPITAL
                              GROWTH          BOND        GROWTH       INCOME        GROWTH         INCOME     APPRECIATION
                            SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                           -------------   ----------   ----------   ----------   -------------   ----------   ------------
         ASSETS
Investments at cost (Note
  4).....................    $161,670       $246,684    $1,593,581    $265,822      $185,421       $197,294      $215,457
                             ========       ========    ==========    ========      ========       ========      ========
Investments in Enterprise
  Accumulation Trust, at
  net asset value (Note
  2).....................    $166,878       $247,043    $1,629,236    $272,000      $194,366       $199,018      $224,406
Amount due from MONY
  America................      10,019          4,041       144,579      23,318        24,613         31,455        10,014
                             --------       --------    ----------    --------      --------       --------      --------
          Total assets...     176,897        251,084     1,773,815     295,318       218,979        230,473       234,420
                             --------       --------    ----------    --------      --------       --------      --------
       LIABILITIES
Amount due to Enterprise
  Accumulation Trust.....      10,019          4,041       144,579      23,318        24,613         31,455        10,014
                             --------       --------    ----------    --------      --------       --------      --------
          Total
           liabilities...      10,019          4,041       144,579      23,318        24,613         31,455        10,014
                             --------       --------    ----------    --------      --------       --------      --------
Net assets...............    $166,878       $247,043    $1,629,236    $272,000      $194,366       $199,018      $224,406
                             ========       ========    ==========    ========      ========       ========      ========
Net assets consist of:
  Contractholders' net
     payments............    $161,753       $246,240    $1,594,029    $265,896      $185,484       $197,340      $215,502
  Undistributed net
     investment income
     (loss)..............         (87)           444          (592)        (75)          (67)           (47)          (49)
  Accumulated net
     realized gain on
     investments.........           4              0           144           1             4              1             4
  Unrealized appreciation
     of investments......       5,208            359        35,655       6,178         8,945          1,724         8,949
                             --------       --------    ----------    --------      --------       --------      --------
Net assets...............    $166,878       $247,043    $1,629,236    $272,000      $194,366       $199,018      $224,406
                             ========       ========    ==========    ========      ========       ========      ========
Number of units
  outstanding* ..........      15,811         24,732       154,728      26,693        17,887         19,409        20,360
                             --------       --------    ----------    --------      --------       --------      --------
Net asset value per unit
  outstanding* ..........    $  10.55       $   9.99    $    10.53    $  10.19      $  10.87       $  10.25      $  11.02
                             ========       ========    ==========    ========      ========       ========      ========


---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A
                            STATEMENTS OF OPERATIONS

                                                        MONY CUSTOM MASTER
                       -------------------------------------------------------------------------------------
                                                      MONY SERIES FUND, INC.
                       -------------------------------------------------------------------------------------
                          INTERMEDIATE            LONG TERM            GOVERNMENT               MONEY
                            TERM BOND               BOND               SECURITIES              MARKET
                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                       -------------------   -------------------   -------------------   -------------------
                         FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                       DECEMBER 8, 1998**    DECEMBER 2, 1998**    DECEMBER 2, 1998**    DECEMBER 2, 1998**
                             THROUGH               THROUGH               THROUGH               THROUGH
                        DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                       -------------------   -------------------   -------------------   -------------------
Dividend income......         $  0                 $     0                $   0               $   1,642
Mortality and expense
  risk charges
  (Note 3)...........          (84)                   (158)                (202)                   (416)
                              ----                 -------                -----               ---------
Net investment
  income.............          (84)                   (158)                (202)                  1,226
                              ----                 -------                -----               ---------
Realized and
  unrealized gain on
  investments (Note
  2):
  Proceeds from
    sales............           83                   4,722                  202                 249,922
  Cost of shares
    sold.............          (83)                 (4,745)                (202)               (249,922)
                              ----                 -------                -----               ---------
Net realized gain
  (loss) on
  investments........            0                     (23)                   0                       0
Net increase in
  unrealized
  appreciation of
  investments........          476                     643                  761                       0
                              ----                 -------                -----               ---------
Net realized and
  unrealized gain on
  investments........          476                     620                  761                       0
                              ----                 -------                -----               ---------
Net increases in net
  assets resulting
  from operations....         $392                 $   462                $ 559               $   1,226
                              ====                 =======                =====               =========

---------------
** Commencement of operations.

                                             MONY CUSTOM MASTER
                       ---------------------------------------------------------------
                                        ENTERPRISE ACCUMULATION TRUST
                       ---------------------------------------------------------------
                                                SMALL COMPANY
                             EQUITY                 VALUE                MANAGED
                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                       -------------------   -------------------   -------------------
                         FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                       DECEMBER 1, 1998**    DECEMBER 3, 1998**    DECEMBER 1, 1998**
                             THROUGH               THROUGH               THROUGH
                        DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                       -------------------   -------------------   -------------------
Dividend income......       $      0               $     0              $      0
Mortality and expense
  risk charges
  (Note 3)...........           (202)                 (136)                 (647)
                            --------               -------              --------
Net investment
  income.............           (202)                 (136)                 (647)
                            --------               -------              --------
Realized and
  unrealized gain on
  investments (Note
  2):
  Proceeds from
    sales............         11,154                 4,512                36,776
  Cost of shares
    sold.............        (11,540)               (4,436)              (37,951)
                            --------               -------              --------
Net realized gain
  (loss) on
  investments........           (386)                   76                (1,175)
Net increase in
  unrealized
  appreciation of
  investments........         12,919                19,917                29,092
                            --------               -------              --------
Net realized and
  unrealized gain on
  investments........         12,533                19,993                27,917
                            --------               -------              --------
Net increases in net
  assets resulting
  from operations....       $ 12,331               $19,857              $ 27,270
                            ========               =======              ========
---------------
** Commencement of op

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                   MONY CUSTOM MASTER
                       -----------------------------------------------------------------------------------------------------------
                                                              ENTERPRISE ACCUMULATION TRUST
                       -----------------------------------------------------------------------------------------------------------
                          INTERNATIONAL          HIGH YIELD                                  GROWTH AND           SMALL COMPANY
                             GROWTH                 BOND                 GROWTH                INCOME                GROWTH
                           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                       -------------------   -------------------   -------------------   -------------------   -------------------
                         FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                       DECEMBER 3, 1998**    DECEMBER 9, 1998**    DECEMBER 1, 1998**    DECEMBER 3, 1998**    DECEMBER 3, 1998**
                             THROUGH               THROUGH               THROUGH               THROUGH               THROUGH
                        DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                       -------------------   -------------------   -------------------   -------------------   -------------------
Dividend income......        $    0                 $519                 $     0               $     0               $    0
Mortality and expense
  risk charges (Note
  3).................           (87)                 (75)                   (592)                  (75)                 (67)
                             ------                 ----                 -------               -------               ------
Net investment income
  (loss).............           (87)                 444                    (592)                  (75)                 (67)
                             ------                 ----                 -------               -------               ------
Realized and
  unrealized gain on
  investments (Note
  2):
  Proceeds from
    sales............            87                   75                  10,015                    75                   72
  Cost of shares
    sold.............           (83)                 (75)                 (9,871)                  (74)                 (68)
                             ------                 ----                 -------               -------               ------
Net realized gain on
  investments........             4                    0                     144                     1                    4
Net increase in
  unrealized
  appreciation of
  investments........         5,208                  359                  35,655                 6,178                8,945
                             ------                 ----                 -------               -------               ------
Net realized and
  unrealized gain on
  investments........         5,212                  359                  35,799                 6,179                8,949
                             ------                 ----                 -------               -------               ------
Net increase in net
  assets resulting
  from operations....        $5,125                 $803                 $35,207               $ 6,104               $8,882
                             ======                 ====                 =======               =======               ======

                                  MONY CUSTOM MASTER
                       -----------------------------------------
                             ENTERPRISE ACCUMULATION TRUST
                       -----------------------------------------
                             EQUITY                CAPITAL
                             INCOME             APPRECIATION
                           SUBACCOUNT            SUBACCOUNT
                       -------------------   -------------------
                         FOR THE PERIOD        FOR THE PERIOD
                       DECEMBER 8, 1998**    DECEMBER 8, 1998**
                             THROUGH               THROUGH
                        DECEMBER 31, 1998     DECEMBER 31, 1998
                       -------------------   -------------------
Dividend income......        $    0                $    0
Mortality and expense
  risk charges (Note
  3).................           (47)                  (49)
                             ------                ------
Net investment income
  (loss).............           (47)                  (49)
                             ------                ------
Realized and
  unrealized gain on
  investments (Note
  2):
  Proceeds from
    sales............            47                    49
  Cost of shares
    sold.............           (46)                  (45)
                             ------                ------
Net realized gain on
  investments........             1                     4
Net increase in
  unrealized
  appreciation of
  investments........         1,724                 8,949
                             ------                ------
Net realized and
  unrealized gain on
  investments........         1,725                 8,953
                             ------                ------
Net increase in net
  assets resulting
  from operations....        $1,678                $8,904
                             ======                ======

---------------

** Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONY CUSTOM MASTER
                                               ---------------------------------------------------------------
                                                                   MONY SERIES FUND. INC.
                                               ---------------------------------------------------------------
                                                  INTERMEDIATE            LONG TERM            GOVERNMENT
                                                    TERM BOND               BOND               SECURITIES
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               -------------------   -------------------   -------------------
                                                 FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                               DECEMBER 8, 1998**    DECEMBER 2, 1998**    DECEMBER 2, 1998**
                                                     THROUGH               THROUGH               THROUGH
                                                DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                               ------------------    ------------------    ------------------
From operations:
 Net investment income (loss)................       $    (84)             $   (158)             $   (202)
 Net realized gain (loss) on investments.....              0                   (23)                    0
 Net increase in unrealized appreciation of
   investments...............................            476                   643                   761
                                                    --------              --------              --------
Net increase in net assets resulting from
 operations..................................            392                   462                   559
                                                    --------              --------              --------
From unit transactions:
 Net proceeds from the issuance of units.....        244,986               387,777               546,179
 Net asset value of units redeemed or used to
   meet contract obligations.................              0                     0                     0
                                                    --------              --------              --------
Net increase from unit transactions..........        244,986               387,777               546,179
                                                    --------              --------              --------
Net increase in net assets...................        245,378               388,239               546,738
Net assets beginning of period...............              0                     0                     0
                                                    --------              --------              --------
Net assets end of period*....................       $245,378              $388,239              $546,738
                                                    ========              ========              ========
Units outstanding beginning of period........              0                     0                     0
Units issued during the period...............         24,535                39,054                54,777
Units redeemed during the period.............              0                     0                     0
                                                    --------              --------              --------
Units outstanding end of period..............         24,535                39,054                54,777
                                                    ========              ========              ========

---------------
 * Includes undistributed net investment
   income (loss) of:                                $    (84)             $   (158)             $   (202)
** Commencement of operations

                                                  MONY CUSTOM MASTER
                                                 ---------------------
                                                 MONY SERIES FUND. INC.
                                                 ---------------------
                                                          MONEY
                                                         MARKET
                                                       SUBACCOUNT
                                                   -------------------
                                                     FOR THE PERIOD
                                                   DECEMBER 2, 1998**
                                                         THROUGH
                                                    DECEMBER 31, 1998
                                                   ------------------
From operations:
 Net investment income (loss)................          $    1,226
 Net realized gain (loss) on investments.....                   0
 Net increase in unrealized appreciation of
   investments...............................                   0
                                                       ----------
Net increase in net assets resulting from
 operations..................................               1,226
                                                       ----------
From unit transactions:
 Net proceeds from the issuance of units.....           1,599,084
 Net asset value of units redeemed or used to
   meet contract obligations.................            (171,283)
                                                       ----------
Net increase from unit transactions..........           1,427,801
                                                       ----------
Net increase in net assets...................           1,429,027
Net assets beginning of period...............                   0
                                                       ----------
Net assets end of period*....................          $1,429,027
                                                       ==========
Units outstanding beginning of period........                   0
Units issued during the period...............             159,572
Units redeemed during the period.............             (17,085)
                                                       ----------
Units outstanding end of period..............             142,487
                                                       ==========
---------------
 * Includes undistributed net investment
   income (loss) of:                                   $    1,226
** Commencement of operations

                                                                     MONY CUSTOM MASTER
                                               ---------------------------------------------------------------
                                                                ENTERPRISE ACCUMULATION TRUST
                                               ---------------------------------------------------------------
                                                                        SMALL COMPANY
                                                     EQUITY                 VALUE                MANAGED
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               -------------------   -------------------   -------------------
                                                 FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                               DECEMBER 1, 1998**    DECEMBER 3, 1998**    DECEMBER 1, 1998**
                                                     THROUGH               THROUGH               THROUGH
                                                DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                               ------------------    ------------------    ------------------
From operations:
 Net investment income (loss)................       $   (202)             $   (136)            $     (647)
 Net realized gain (loss) on investments.....           (386)                   76                 (1,175)
 Net increase in unrealized appreciation of
   investments...............................         12,919                19,917                 29,092
                                                    --------              --------             ----------
Net increase in net assets resulting from
 operations..................................         12,331                19,857                 27,270
                                                    --------              --------             ----------
From unit transactions:
 Net proceeds from the issuance of units.....        631,080               362,502              2,123,926
 Net asset value of units redeemed or used to
   meet contract obligations.................              0                     0                      0
                                                    --------              --------             ----------
Net increase from unit transactions..........        631,080               362,502              2,123,926
                                                    --------              --------             ----------
Net increase in net assets...................        643,411               382,359              2,151,196
Net assets beginning of period...............              0                     0                      0
                                                    --------              --------             ----------
Net assets end of period*....................       $643,411              $382,359             $2,151,196
                                                    ========              ========             ==========
Units outstanding beginning of period........              0                     0                      0
Units issued during the period...............         64,500                36,198                215,756
Units redeemed during the period.............              0                     0                      0
                                                    --------              --------             ----------
Units outstanding end of period..............         64,500                36,198                215,756
                                                    ========              ========             ==========
---------------
 * Includes undistributed net investment
   income (loss) of:                                $   (202)             $   (136)            $     (647)
** Commencement of operations

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     MONY CUSTOM MASTER
                                               ---------------------------------------------------------------
                                                                ENTERPRISE ACCUMULATION TRUST
                                               ---------------------------------------------------------------
                                                  INTERNATIONAL          HIGH YIELD
                                                     GROWTH                 BOND                 GROWTH
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               -------------------   -------------------   -------------------
                                                 FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                               DECEMBER 3, 1998**    DECEMBER 9, 1998**    DECEMBER 1, 1998**
                                                     THROUGH               THROUGH               THROUGH
                                                DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                               ------------------    ------------------    ------------------
From operations:
 Net investment income (loss)................       $    (87)             $    444             $     (592)
 Net realized gain on investments............              4                     0                    144
 Net increase in unrealized appreciation of
   investments...............................          5,208                   359                 35,655
                                                    --------              --------             ----------
Net increase in net assets resulting from
 operations..................................          5,125                   803                 35,207
                                                    --------              --------             ----------
From unit transactions:
 Net proceeds from the issuance of units.....        161,753               246,240              1,594,029
 Net asset value of units redeemed or used to
   meet contract obligations.................              0                     0                      0
                                                    --------              --------             ----------
 Net increase from unit transactions.........        161,753               246,240              1,594,029
                                                    --------              --------             ----------
Net increase in net assets...................        166,878               247,043              1,629,236
Net assets beginning of period...............              0                     0                      0
                                                    --------              --------             ----------
Net assets end of period*....................       $166,878              $247,043             $1,629,236
                                                    ========              ========             ==========
Units outstanding beginning of period........              0                     0                      0
Units issued during the period...............         15,811                24,732                154,728
Units redeemed during the period.............              0                     0                      0
                                                    --------              --------             ----------
Units outstanding end of period..............         15,811                24,732                154,728
                                                    ========              ========             ==========

---------------
 * Includes undistributed net investment
   income (loss) of:                                $    (87)             $    444             $     (592)
** Commencement of operations

                                                                     MONY CUSTOM MASTER
                                               ---------------------------------------------------------------
                                                                ENTERPRISE ACCUMULATION TRUST
                                               ---------------------------------------------------------------
                                                   GROWTH AND           SMALL COMPANY            EQUITY
                                                     INCOME                GROWTH                INCOME
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                               -------------------   -------------------   -------------------
                                                 FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                               DECEMBER 3, 1998**    DECEMBER 3, 1998**    DECEMBER 8, 1998**
                                                     THROUGH               THROUGH               THROUGH
                                                DECEMBER 31, 1998     DECEMBER 31, 1998     DECEMBER 31, 1998
                                               ------------------    ------------------    ------------------
From operations:
 Net investment income (loss)................       $    (75)             $    (67)             $    (47)
 Net realized gain on investments............              1                     4                     1
 Net increase in unrealized appreciation of
   investments...............................          6,178                 8,945                 1,724
                                                    --------              --------              --------
Net increase in net assets resulting from
 operations..................................          6,104                 8,882                 1,678
                                                    --------              --------              --------
From unit transactions:
 Net proceeds from the issuance of units.....        265,896               185,484               197,340
 Net asset value of units redeemed or used to
   meet contract obligations.................              0                     0                     0
                                                    --------              --------              --------
 Net increase from unit transactions.........        265,896               185,484               197,340
                                                    --------              --------              --------
Net increase in net assets...................        272,000               194,366               199,018
Net assets beginning of period...............              0                     0                     0
                                                    --------              --------              --------
Net assets end of period*....................       $272,000              $194,366              $199,018
                                                    ========              ========              ========
Units outstanding beginning of period........              0                     0                     0
Units issued during the period...............         26,693                17,887                19,409
Units redeemed during the period.............              0                     0                     0
                                                    --------              --------              --------
Units outstanding end of period..............         26,693                17,887                19,409
                                                    ========              ========              ========
---------------
 * Includes undistributed net investment
   income (loss) of:                                $    (75)             $    (67)             $    (47)
** Commencement of operations

                                               MONY CUSTOM MASTER
                                               -------------------
                                               ENTERPRISE ACCUMULATION TRUST
                                               -------------------
                                                     CAPITAL
                                                  APPRECIATION
                                                   SUBACCOUNT
                                               -------------------
                                                 FOR THE PERIOD
                                               DECEMBER 8, 1998**
                                                     THROUGH
                                                DECEMBER 31, 1998
                                               ------------------
From operations:
 Net investment income (loss)................       $    (49)
 Net realized gain on investments............              4
 Net increase in unrealized appreciation of
   investments...............................          8,949
                                                    --------
Net increase in net assets resulting from
 operations..................................          8,904
                                                    --------
From unit transactions:
 Net proceeds from the issuance of units.....        215,502
 Net asset value of units redeemed or used to
   meet contract obligations.................              0
                                                    --------
 Net increase from unit transactions.........        215,502
                                                    --------
Net increase in net assets...................        224,406
Net assets beginning of period...............              0
                                                    --------
Net assets end of period*....................       $224,406
                                                    ========
Units outstanding beginning of period........              0
Units issued during the period...............         20,360
Units redeemed during the period.............              0
                                                    --------
Units outstanding end of period..............         20,360
                                                    ========
---------------
 * Includes undistributed net investment
   income (loss) of:                                $    (49)
** Commencement of operations

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support flexible payment variable annuity policies (MONYMaster, ValueMaster and MONY Custom Master). These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related only to MONY Custom Master is presented here.

     There are currently fourteen MONY Custom Master subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Except for the Money Market Portfolio, net asset value is based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets of the Variable Account.

     Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained for any premium taxes.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of average daily net assets of the subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. and the Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                               MONY SERIES FUND, INC.                     ENTERPRISE ACCUMULATION TRUST
                                 --------------------------------------------------   --------------------------------------
                                 INTERMEDIATE   LONG TERM   GOVERNMENT     MONEY                  SMALL COMPANY
                                  TERM BOND       BOND      SECURITIES     MARKET      EQUITY         VALUE        MANAGED
                                  PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                 ------------   ---------   ----------   ----------   ---------   -------------   ----------
Shares beginning of period:
  Shares.......................           0            0            0             0          0             0               0
  Amount.......................    $      0     $      0     $      0    $        0   $      0      $      0      $        0
                                   --------     --------     --------    ----------   --------      --------      ----------
Shares acquired:
  Shares.......................      21,665       27,732       48,965     1,677,307     17,787        14,146          53,974
  Amount.......................    $244,985     $392,341     $546,179    $1,677,307   $642,032      $366,878      $2,160,055
Shares received for
  reinvestment of dividends:
  Shares.......................           0            0            0         1,642          0             0               0
  Amount.......................    $      0     $      0     $      0    $    1,642   $      0      $      0      $        0
Shares redeemed:
  Shares.......................          (7)        (333)         (18)     (249,922)      (313)         (171)           (937)
  Amount.......................    $    (83)    $ (4,745)    $   (202)   $ (249,922)  $(11,540)     $ (4,436)     $  (37,951)
                                   --------     --------     --------    ----------   --------      --------      ----------
Net change:
  Shares.......................      21,658       27,399       48,947     1,429,027     17,474        13,975          53,037
  Amount.......................    $244,902     $387,596     $545,977    $1,429,027   $630,492      $362,442      $2,122,104
                                   --------     --------     --------    ----------   --------      --------      ----------
Shares end of period:
  Shares.......................      21,658       27,399       48,947     1,429,027     17,474        13,975          53,037
  Amount.......................    $244,902     $387,596     $545,977    $1,429,027   $630,492      $362,442      $2,122,104
                                   ========     ========     ========    ==========   ========      ========      ==========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in the Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                              ENTERPRISE ACCUMULATION TRUST
                             -----------------------------------------------------------------------------------------------
                             INTERNATIONAL   HIGH YIELD                GROWTH AND   SMALL COMPANY    EQUITY       CAPITAL
                                GROWTH          BOND        GROWTH       INCOME        GROWTH        INCOME     APPRECIATION
                               PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
                             -------------   ----------   ----------   ----------   -------------   ---------   ------------
Shares beginning of period:
  Shares...................           0       $      0             0           0             0             0             0
  Amount...................    $      0       $      0    $        0    $      0      $      0      $      0      $      0
                               --------       --------    ----------    --------      --------      --------      --------
Shares acquired:
  Shares...................      24,772         45,921       311,127      53,244        35,612        39,109        40,297
  Amount...................    $161,753       $246,240    $1,603,452    $265,896      $185,489      $197,340      $215,502
Shares received for
  reinvestment of
  dividends:
  Shares...................           0             97             0           0             0             0             0
  Amount...................    $      0       $    519    $        0    $      0      $      0      $      0      $      0
Shares redeemed:
  Shares...................         (13)           (14)       (1,974)        (15)          (14)           (9)           (9)
  Amount...................    $    (83)      $    (75)   $   (9,871)   $    (74)     $    (68)     $    (46)     $    (45)
                               --------       --------    ----------    --------      --------      --------      --------
Net change:
  Shares...................      24,759         46,004       309,153      53,229        35,598        39,100        40,288
  Amount...................    $161,670       $246,684    $1,593,581    $265,822      $185,421      $197,294      $215,457
                               --------       --------    ----------    --------      --------      --------      --------
Shares end of period:
  Shares...................      24,759         46,004       309,153      53,229        35,598        39,100        40,288
  Amount...................    $161,670       $246,684    $1,593,581    $265,822      $185,421      $197,294      $215,457
                               ========       ========    ==========    ========      ========      ========      ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America

     In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     As discussed in Note 2 to the financial statements, the Company adopted in 1996, Statements of Financial Accounting Standards No. 120 (SFAS 120) and Statements of Financial Accounting Standards Board Interpretation No. 40 (FIN
40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

PricewaterhouseCoopers LLP

New York, New York
February 15, 1999, except for Note 12(b), as to which the date is March 22, 1999.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                1998        1997
                                                              --------    --------
                                                                ($ IN MILLIONS)
                                      ASSETS
INVESTMENTS:
Fixed maturity securities available-for-sale, at fair
  value.....................................................  $1,044.2    $1,099.4
Mortgage loans on real estate (Note 8)......................     120.1       132.5
Policy loans................................................      52.1        45.9
Real estate to be disposed of (Note 8)......................       0.0        19.2
Real estate held for investment (Note 8)....................       8.3         2.8
Other invested assets.......................................       4.7         5.1
                                                              --------    --------
                                                               1,229.4     1,304.9
                                                              ========    ========
Cash and cash equivalents...................................     133.4        46.0
Accrued investment income...................................      19.5        22.4
Amounts due from reinsurers.................................      24.4        13.0
Deferred policy acquisition costs...........................     318.6       281.6
Other assets................................................      15.3        16.9
Separate account assets.....................................   4,148.8     3,606.7
                                                              --------    --------
          Total assets......................................  $5,889.4    $5,291.5
                                                              ========    ========
                       LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits......................................  $  112.0    $  106.1
Policyholders' account balances.............................   1,187.1     1,215.7
Other policyholders' liabilities............................      56.9        41.2
Accounts payable and other liabilities......................      67.9        34.5
Current federal income taxes payable........................      13.2        17.8
Deferred federal income taxes (Note 5)......................      13.7         7.5
Separate account liabilities................................   4,148.8     3,606.7
                                                              --------    --------
          Total liabilities.................................   5,599.6     5,029.5
Commitments and contingencies (Note 12)
Common stock $1.00 par value; 5,000,000 shares authorized,
  2,500,000 issued and outstanding..........................       2.5         2.5
Capital in excess of par....................................     189.7       177.2
Retained earnings...........................................      89.6        75.4
Accumulated other comprehensive income......................       8.0         6.9
                                                              --------    --------
          Total shareholder's equity........................     289.8       262.0
                                                              --------    --------
          Total liabilities and shareholder's equity........  $5,889.4    $5,291.5
                                                              ========    ========

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                               1998      1997      1996
                                                              ------    ------    ------
                                                                   ($ IN MILLIONS)
REVENUES:
Universal life and investment-type product policy fees......  $122.0    $100.8    $ 80.8
Premiums....................................................     1.7       0.1       0.0
Net investment income (Note 6)..............................    94.6      99.1     102.0
Net realized gains on investments (Note 6)..................     7.1       2.7       0.9
Other income................................................     7.6       5.5       4.8
                                                              ------    ------    ------
                                                               233.0     208.2     188.5
                                                              ------    ------    ------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................    34.9      30.6      26.4
Interest credited to policyholders' account balances........    65.1      72.5      73.0
Amortization of deferred policy acquisition costs...........    35.5      46.3      36.6
Other operating costs and expenses..........................    75.6      46.0      39.4
                                                              ------    ------    ------
                                                               211.1     195.4     175.4
                                                              ------    ------    ------
Income before income taxes..................................    21.9      12.8      13.1
Income tax expense..........................................     7.7       4.5       4.6
                                                              ------    ------    ------
Net income..................................................    14.2       8.3       8.5
Other comprehensive income, net (Note 6)....................     1.1       3.3      (5.8)
                                                              ------    ------    ------
Comprehensive income........................................  $ 15.3    $ 11.6    $  2.7
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                                         ACCUMULATED
                                                  CAPITAL                   OTHER            TOTAL
                                        COMMON   IN EXCESS   RETAINED   COMPREHENSIVE    SHAREHOLDER'S
                                        STOCK     OF PAR     EARNINGS      INCOME           EQUITY
                                        ------   ---------   --------   -------------   ---------------
                                                                ($ IN MILLIONS)
Balance, December 31, 1995............   $2.5     $153.0      $ 58.6        $ 9.4           $223.5
Capital contribution..................              13.4                                      13.4
Comprehensive income
  Net income..........................                           8.5                           8.5
  Other comprehensive income:
     Unrealized gains on investments,
       net of unrealized losses,
       reclassification adjustments,
       and taxes (Note 6).............                                       (5.8)            (5.8)
                                         ----     ------      ------        -----           ------
Comprehensive income..................                                                         2.7
                                                                                            ------
Balance, December 31, 1996............    2.5      166.4        67.1          3.6            239.6
Capital contribution..................              10.8                                      10.8
Comprehensive income
  Net income..........................                           8.3                           8.3
  Other comprehensive income:
     Unrealized losses on investments,
       net of unrealized gains,
       reclassification adjustments,
       and taxes (Note 6).............                                        3.3              3.3
                                         ----     ------      ------        -----           ------
Comprehensive income..................                                                        11.6
                                                                                            ------
Balance, December 31, 1997............    2.5      177.2        75.4          6.9            262.0
Capital contribution..................              12.5                                      12.5
Comprehensive income
  Net income..........................                          14.2                          14.2
  Other comprehensive income:
     Unrealized gains on investments,
       net of unrealized losses,
       reclassification adjustments,
       and taxes (Note 6).............                                        1.1              1.1
                                         ----     ------      ------        -----           ------
Comprehensive income..................                                                        15.3
                                                                                            ------
Balance, December 31, 1998............   $2.5     $189.7      $ 89.6        $ 8.0           $289.8
                                         ====     ======      ======        =====           ======

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                            STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                               1998       1997       1996
                                                              -------    -------    -------
                                                                     ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 2):
Net income..................................................  $  14.2    $   8.3    $   8.5
Adjustments to reconcile net income to net cash (used
  in)/provided by operating activities:
  Interest credited to policyholders' account balances......     64.1       71.5       72.5
  Universal life and investment-type product policy fee
     income.................................................   (107.0)     (98.1)     (85.3)
  Capitalization of deferred policy acquisition costs.......    (74.9)     (73.8)     (68.5)
  Amortization of deferred policy acquisition costs.........     35.5       46.3       36.6
  Provision for depreciation and amortization...............      1.0        0.4        1.4
  Provision for deferred federal income taxes...............     (1.1)     (13.4)     (10.6)
  Net realized gains on investments.........................     (7.1)      (2.7)      (0.9)
  Change in other assets and accounts payable and other
     liabilities............................................     45.3       29.6       28.2
  Change in future policy benefits..........................      5.9        0.2        1.2
  Change in other policyholders' liabilities................     15.7        5.0        2.0
  Change in current federal income taxes payable............     (4.6)     (11.2)      15.0
                                                              -------    -------    -------
Net cash (used in) provided by operating activities.........    (13.0)     (37.9)       0.1
                                                              -------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities..........................................    171.4      130.6      134.8
  Equity securities.........................................      0.8        1.0        0.0
  Mortgage loans on real estate.............................     37.6       37.7       53.2
  Real estate...............................................     17.0       18.6       19.8
  Other invested assets.....................................      0.6        1.5        0.0
Acquisitions of investments:
  Fixed maturities..........................................   (109.2)    (157.6)    (163.8)
  Equity securities.........................................     (0.1)      (0.1)       0.0
  Mortgage loans on real estate.............................    (24.3)     (13.6)     (38.7)
  Real estate...............................................     (0.6)      (1.5)      (3.4)
  Other invested assets.....................................     (0.3)      (0.1)      (0.3)
  Policy loans, net.........................................     (6.2)      (4.4)      (3.3)
  Other.....................................................     (0.5)       0.3       (0.9)
                                                              -------    -------    -------
Net cash provided by (used in) investing activities.........  $  86.2    $  12.4    $  (2.6)
                                                              -------    -------    -------

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                               1998       1997       1996
                                                              -------    -------    -------
                                                                     ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Receipts from annuity and universal life policies credited
  to policyholders' account balances........................  $ 811.8    $ 810.4    $ 753.5
Return of policyholders' account balances on annuity
  policies and universal life policies......................   (797.6)    (829.1)    (786.0)
                                                              -------    -------    -------
Net cash provided by (used in) financing activities.........     14.2      (18.7)     (32.5)
                                                              -------    -------    -------
Net increase (decrease) in cash and cash equivalents........     87.4      (44.2)     (35.0)
Cash and cash equivalents, beginning of year................     46.0       90.2      125.2
                                                              -------    -------    -------
Cash and cash equivalents, end of year......................  $ 133.4    $  46.0    $  90.2
                                                              =======    =======    =======
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes................................................  $  13.4    $  29.1    $   0.0

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS:

     MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company of New York (MONY Life), a stock life insurance company. MONY Life is a wholly owned subsidiary of The MONY Group, Inc. (the "MONY Group").

     The Company's primary business is to provide asset accumulation and life insurance products to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY Life's career agency sales force. These products are sold throughout the United States (except New York) and Puerto Rico.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). Prior to 1996, the Company, as a wholly-owned stock insurance subsidiary of a mutual life insurance company (MONY Life), prepared its financial statements in conformity with accounting practices prescribed or permitted by the Arizona State Insurance Department ("SAP"), which accounting practices were considered to be GAAP for mutual life insurance companies and their wholly-owned stock insurance subsidiaries. As of January 1, 1996, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"). The Interpretation and the Standard require mutual life insurance companies and their wholly-owned stock insurance subsidiaries to adopt all applicable authoritative GAAP pronouncements in their general purpose financial statements. Accordingly, the initial effect of applying the Interpretation and the Standard has been reported retroactively through the restatement of previously issued financial statements presented herein for comparative purposes (see Note 13).

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment.

     During 1997, the Company adopted SFAS No. 130, Reporting Comprehensive Income, which was issued by the FASB in June of 1997. SFAS No. 130 established standards for reporting and display of comprehensive income and its components in general purpose financial statements. All periods presented herein reflect the provisions of SFAS No. 130.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. Unrealized gains and losses on fixed maturity securities are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. These

                     MONY LIFE INSURANCE COMPANY OF AMERICA
adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances.

     Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

     Premiums from non-participating term life and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked-in contract rate. The contract rate for all products is 8 percent. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 5 to 20 years) based on the present value of the estimated gross premiums.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Policyholders' Account Balances and Future Policy Benefits

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.7%, 5.8%, and 5.8% for the years ended December 31, 1998, 1997, and 1996, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.6% for each of the years ended December 31, 1998, 1997, and 1996, respectively.

     GAAP reserves for non-participating term life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to expected investment yields, mortality, terminations, and expenses applicable at the time the insurance contracts are made, including a provision for the risk of adverse deviation.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its parent, MONY Life, along with MONY Life's other life and non-life subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of federal income taxes will be based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.

  Reinsurance

     The Company has reinsured certain of its life insurance and annuity business with life contingencies with MONY Life and other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The

                     MONY LIFE INSURANCE COMPANY OF AMERICA

Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Statements of Cash Flows -- Non-cash Transactions

     For the years ended December 31, 1998, 1997, and 1996, respectively, real estate of $0.5 million, $0.0 million, and $0.0 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned real estate acquired in satisfaction of debt of $8.0 million and $21.7 million, respectively.

  New Accounting Pronouncements

     In January 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty fund and other insurance-related assessments and when it may recognize an asset for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. SOP 97-3 is effective for fiscal years beginning after December 15, 1998. Adoption of SOP 97-3 is not expected to have a material effect on the Company's financial condition or results of operations.

     In June 1998, The FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133 is effective for fiscal years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

3.  RELATED PARTY TRANSACTIONS:

     MONY Life has guaranteed to certain states that the statutory surplus of the Company will be maintained at amounts at least equal to the minimum surplus for admission to those states.

     At December 31, 1998 and 1997, approximately 23% and 26% of the Company's investments in mortgages were held through joint participation with MONY Life, respectively. In addition, 100% of the Company's real estate and joint venture investments were held through joint participation with MONY Life at December 31, 1998 and 1997.

     The Company and MONY Life are parties to an agreement whereby MONY Life agrees to reimburse the Company to the extent that the Company's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75 percent of the appraised value of the loan at origination

                     MONY LIFE INSURANCE COMPANY OF AMERICA
for each such mortgage loan. Pursuant to the agreement, the Company received payments from MONY Life of $0.1 million in each of the years ending December 31, 1998, 1997 and 1996.

     The Company has a service agreement with MONY Life whereby MONY Life provides personnel services, facilities, supplies and equipment to the Company to conduct its business. The associated costs related to the service agreement are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by the Company. For the years ended December 31, 1998, 1997, and 1996, the Company incurred expenses of $63.6 million, $37.1 million and $32.3 million as a result of such allocations. The allocated costs, however, are only partially reimbursable to MONY Life by the Company. Accordingly, the Company recorded capital contributions from MONY Life of $12.5 million, $10.8 million, and $13.4 million during 1998, 1997 and 1996 respectively. At December 31, 1998 and 1997 the Company had a payable to MONY Life in connection with this service agreement of $9.0 million and $10.7 million, respectively, which is reflected in Accounts Payable and Other Liabilities.

     The Company has an investment advisory agreement with MONY Life whereby MONY Life provides investment advisory services with respect to the investment and management of the Company's investment portfolio. The amount of expenses incurred by the Company related to this agreement was $0.9 million; $1.0 million and $0.7 million for 1998, 1997 and 1996, respectively. In addition, the Company recorded an intercompany payable of $88,401 and $81,414 at December 31, 1998 and 1997, respectively, related to this agreement which is included in Accounts payable and other liabilities in the balance sheet.

     In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with MONY Life and affiliates of the Company. The amount of expenses incurred by the Company related to these agreements was $2.0 million, $2.6 million and $2.6 million for 1998, 1997 and 1996, respectively. In addition, the Company recorded an intercompany (receivable)/payable of $(0.2) million and $0.3 million at December 31, 1998 and 1997, respectively, related to these agreements.

4.  DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 1998, 1997 and 1996 are as follows ($ in millions):

                                                               1998      1997      1996
                                                              ------    ------    ------
Balance, beginning of year..................................  $281.6    $262.3    $219.4
Costs deferred during the year..............................    75.0      73.8      68.5
Amortized to expense during the year........................   (35.5)    (46.3)    (36.6)
Effect on DAC from unrealized gains (losses) (see Note 2)...    (2.5)     (8.2)     11.0
                                                              ------    ------    ------
Balance, end of year........................................  $318.6    $281.6    $262.3
                                                              ======    ======    ======

5.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with MONY Life and MONY Life's other subsidiaries. Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue

                     MONY LIFE INSURANCE COMPANY OF AMERICA

Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Federal income tax expense (benefit):
  Current...................................................  $ 8.8    $17.9    $15.2
  Deferred..................................................   (1.1)   (13.4)   (10.6)
                                                              -----    -----    -----
          Total.............................................  $ 7.7    $ 4.5    $ 4.6
                                                              =====    =====    =====

     Federal income taxes reported in the statements of income may be different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Tax at statutory rate.......................................  $ 7.7    $ 4.5    $ 4.6
Dividends received deduction................................   (1.1)    (1.2)    (0.8)
Other.......................................................    1.1      1.2      0.8
                                                              -----    -----    -----
Provision for income taxes..................................  $ 7.7    $ 4.5    $ 4.6
                                                              =====    =====    =====

     The Company's federal income tax returns for years through 1991 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

     The components of deferred tax liabilities and assets at December 31, 1998 and 1997 are as follows ($ in millions):

                                                               1998     1997
                                                              ------    -----
Deferred policy acquisition costs...........................  $ 91.8    $81.7
Fixed maturities............................................    12.0      9.6
Other (net).................................................     4.4      5.1
                                                              ------    -----
Total deferred tax liabilities..............................   108.2     96.4
                                                              ------    -----
Policyholder and separate account liabilities...............    93.7     88.8
Real estate and mortgages...................................     0.8      0.1
                                                              ------    -----
Total deferred tax assets...................................    94.5     88.9
                                                              ------    -----
Net deferred tax liability..................................  $ 13.7    $ 7.5
                                                              ======    =====

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

6. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND OTHER COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 1998, 1997 and 1996 was derived from the following sources ($ in millions):

                                                              1998      1997      1996
                                                              -----    ------    ------
NET INVESTMENT INCOME
Fixed maturities............................................  $77.2    $ 78.4    $ 76.7
Mortgage loans..............................................   11.0      12.1      14.7
Real estate.................................................    0.5       2.0       3.7
Policy loans................................................    3.6       3.5       2.7
Other investments (including cash & cash equivalents).......    5.3       6.4       7.3
                                                              -----    ------    ------
Total investment income.....................................   97.6     102.4     105.1
Investment expenses.........................................    3.0       3.3       3.1
                                                              -----    ------    ------
Net investment income.......................................  $94.6    $ 99.1    $102.0
                                                              =====    ======    ======

     Net realized gains (losses) on investments for the years ended December 31, 1998, 1997 and 1996 are summarized as follows ($ in millions):

                                                              1998      1997      1996
                                                              -----    ------    ------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $ 2.6    $ (0.7)   $  0.1
Mortgage loans..............................................    1.4       2.4       0.7
Real estate.................................................    2.5       0.5       0.8
Other invested assets.......................................    0.6       0.5      (0.7)
                                                              -----    ------    ------
Net realized gains on investments...........................  $ 7.1    $  2.7    $  0.9
                                                              =====    ======    ======

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income for the years ended December 31, 1998, 1997, and 1996. Following is a summary of the change in unrealized investment gains (losses) net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 2), which are reflected in Accumulated Other Comprehensive Income for the periods presented ($ in millions):

                                                              1998     1997      1996
                                                              -----    -----    ------
CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $ 4.8    $13.2    $(20.4)
Other.......................................................   (0.6)     0.1       0.5
                                                              -----    -----    ------
Subtotal....................................................    4.2     13.3     (19.9)
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC.......................................................   (2.5)    (8.2)     11.0
  Deferred federal income taxes.............................   (0.6)    (1.8)      3.1
                                                              -----    -----    ------
Change in unrealized gains (losses) on investments, net.....  $ 1.1    $ 3.3    $ (5.8)
                                                              =====    =====    ======

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1998, 1997, and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods ($ in millions):

                                                              1998     1997      1996
                                                              -----    -----    ------
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on investments arising during
  period....................................................  $ 1.9    $ 3.3    $ (5.8)
Reclassification adjustment for gains included in net
  income....................................................   (0.8)     0.0       0.0
                                                              -----    -----    ------
Unrealized gains (losses) on investments, net of
  reclassification adjustments..............................  $ 1.1    $ 3.3    $ (5.8)
                                                              =====    =====    ======

     Unrealized gains (losses) on investments arising during the period reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $0.1 million, $1.8 million, and ($3.1) million, respectively, and ($0.5) million, ($8.2) million, and $11.0 million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $0.5 million, $0.0 million and $0.0 million, respectively, and ($2.0) million, $0.0 million and $0.0 million, respectively, relating to the effect of such amounts on DAC.

7.  INVESTMENTS:

  Fixed Maturity Securities Available-For-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available for sale as of December 31, 1998 and December 31, 1997 are as follows ($ in millions):

                                                                      GROSS          GROSS           ESTIMATED
                                                 AMORTIZED         UNREALIZED     UNREALIZED           FAIR
                                                   COST               GAINS         LOSSES             VALUE
                                            -------------------   -------------   -----------   -------------------
                                              1998       1997     1998    1997    1998   1997     1998       1997
                                            --------   --------   -----   -----   ----   ----   --------   --------
US Treasury securities and obligations of
  U.S government agencies.................  $    5.3   $    5.9   $ 0.0   $ 0.0   $0.0   $0.0   $    5.3   $    5.9
Collateralized mortgage obligations:
  Government agency-backed................     106.3      123.7     1.9     2.2   0.0    0.1       108.2      125.8
  Non-agency backed.......................      37.7       40.6     1.8     2.0   0.0    0.1        39.5       42.5
Other asset-backed securities:
  Government agency-backed................       0.1        0.2     0.0     0.0   0.0    0.0         0.1        0.2
  Non-agency backed.......................      83.4       87.5     1.9     2.1   0.3    0.1        85.0       89.5
Utilities.................................     120.9      123.8     5.0     3.1   2.7    0.2       123.2      126.7
Corporate bonds...........................     645.8      676.5    23.2    18.0   0.8    1.7       668.2      692.8
Affiliates................................      14.7       16.0     0.0     0.0   0.0    0.0        14.7       16.0
                                            --------   --------   -----   -----   ----   ----   --------   --------
         Total............................  $1,014.2   $1,074.2   $33.8   $27.4   $3.8   $2.2   $1,044.2   $1,099.4
                                            ========   ========   =====   =====   ====   ====   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 1998 and 1997 is net of adjustments for impairments in value deemed to be other than temporary of $0.5 million and $0.9 million, respectively.

     At December 31, 1998 and 1997, there were no fixed maturity securities which were non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which, (i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition or
(iv) are deemed to have other than temporary impairments to value, as "problem fixed maturity

                     MONY LIFE INSURANCE COMPANY OF AMERICA
securities." At December 31, 1998 and 1997, the carrying value of problem fixed maturities held by the Company was $4.4 million and $4.6 million, respectively. In addition, at December 31, 1998, the Company held $2.7 million of fixed maturity securities which had been restructured. There were no fixed maturity securities which were restructured at December 31, 1997. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturity securities amounted to $0.3 million for the year ended December 31, 1998. Gross interest income on these fixed maturity securities included in net investment income aggregated $0.5 million for the year ended December 31, 1998.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 1998 are as follows ($ in millions):

                                                                       1998
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $   90.0      $   90.4
Due after one year through five years.......................     306.8         315.5
Due after five years through ten years......................     284.7         299.2
Due after ten years.........................................     105.2         106.3
                                                              --------      --------
          Subtotal..........................................     786.7         811.4
Mortgage- and asset-backed securities.......................     227.5         232.8
                                                              --------      --------
          Total.............................................  $1,014.2      $1,044.2
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities during 1998, 1997 and 1996 were $45.1 million, $31.3 million and $13.3 million, respectively. Gross gains of $0.7 million, $0.5 million, and $0.2 million and gross losses of $0.1 million, $1.1 million, and $0.3 million were realized on these sales, respectively.

8.  MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 1998 and 1997 consist of the following ($ in millions):

                                                               1998      1997
                                                              ------    ------
Commercial mortgage loans...................................  $ 28.5    $ 35.5
Agricultural and other loans................................    93.5      99.5
                                                              ------    ------
Total loans.................................................   122.0     135.0
Less: valuation allowances..................................    (1.9)     (2.5)
                                                              ------    ------
Mortgage loans, net of valuation allowances.................  $120.1    $132.5
                                                              ======    ======

     An analysis of the valuation allowances for 1998, 1997 and 1996 is as follows ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Balance, beginning of year..................................  $ 2.5    $ 4.6    $ 5.1
Increase (decrease) in allowance............................   (0.4)    (0.3)    (0.5)
Reduction due to pay downs and pay offs.....................    0.0     (1.8)     0.0
Transfers to real estate....................................   (0.2)     0.0      0.0
                                                              -----    -----    -----
Balance, end of year........................................  $ 1.9    $ 2.5    $ 4.6
                                                              =====    =====    =====

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     Impaired mortgage loans along with related valuation allowances were as follows ($ in millions):

                                                              1998     1997
                                                              -----    -----
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $ 9.4    $ 9.9
Loans that do not have valuation allowances.................    5.8      6.5
                                                              -----    -----
          Subtotal..........................................   15.2     16.4
Valuation allowances........................................   (0.5)    (0.9)
                                                              -----    -----
          Impaired mortgage loans, net of valuation
           allowances.......................................  $14.7    $15.5
                                                              =====    =====

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During 1998 and 1997, the average recorded investment in impaired mortgage loans was approximately $15.1 million and $16.3 million, respectively. During 1998, 1997, and 1996, the Company recognized $1.1 million, $1.1 million, and $1.4 million, respectively, of interest income on impaired loans.

     At December 31, 1998 and 1997, there were no mortgage loans which were non-income producing for the twelve months preceding such dates.

     At December 31, 1998 and 1997, the Company had restructured mortgage loans of $14.3 million and $13.5 million, respectively. Interest income of $1.0 million, $1.0 million, and $1.2 million was recognized on restructured mortgage loans in 1998, 1997, and 1996, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.4 million in 1998, 1997 and 1996.

     The following table summarizes the Company's real estate at December 31, 1998 and 1997 ($ in millions):

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1998        1997
                                                              ------      ------
Real estate to be disposed of(1)............................  $  --       $30.3
Impairment writedowns.......................................     --        (8.9)
Valuation allowance.........................................     --        (2.2)
                                                              -----       -----
Carrying value of real estate to be disposed of.............  $  --       $19.2
                                                              =====       =====
Real estate held for investment(2)..........................  $10.2       $ 3.3
Impairment writedowns.......................................   (1.9)       (0.5)
                                                              -----       -----
Carrying value of real estate held for investment...........  $ 8.3       $ 2.8
                                                              =====       =====

---------------
(1) Amounts presented as of December 31, 1998 and 1997 are net of $0.0 million and $8.9 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 1998 and 1997 are net of $1.6 million and $0.6 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 1998, 1997 and 1996 is as follows ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Balance, beginning of year..................................  $ 2.2    $ 2.2    $ 2.5
Increase (decrease) due to/from transfers of properties to
  real estate to be disposed of during the year.............   (0.3)     1.2      0.6
Increases (decreases) in valuation allowances from the end
  of the prior period on properties still held for
  disposal..................................................    0.0     (0.2)    (0.2)
Decreases as a result of sales..............................   (1.9)    (1.0)    (0.7)
                                                              -----    -----    -----
Balance, end of year........................................  $ 0.0    $ 2.2    $ 2.2
                                                              =====    =====    =====

     Real estate is net of accumulated depreciation of $1.9 million and $2.8 million for 1998 and 1997, respectively, and depreciation expense recorded was $0.6 million, $0.4 million and $0.8 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     At December 31, 1998 and 1997, there was no real estate which was non-income producing for the twelve months preceding such dates.

     The carrying value of impaired real estate as of December 31, 1998 and 1997 was $8.3 million and $2.8 million, respectively. The depreciated cost of such real estate as of December 31, 1998 and 1997 was $10.2 million and $3.3 million before impairment writedowns of $1.9 million and $0.5 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. There were no losses recorded during 1998, 1997, and 1996 related to impaired real estate.

9.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

10.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $0.5 million of risk on any one person for individual products and $0.5 million for last survivor products.

     The following table summarizes the effect of reinsurance for the years indicated ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Direct premiums.............................................  $ 2.5    $ 0.1    $ 0.0
Reinsurance ceded...........................................   (0.8)     0.0      0.0
                                                              -----    -----    -----
     Net premiums...........................................  $ 1.7    $ 0.1    $ 0.0
                                                              =====    =====    =====
Universal life and investment type product policy fee income
  ceded.....................................................  $17.4    $16.1    $14.6
                                                              =====    =====    =====
Policyholders' benefits ceded...............................  $21.8    $12.1    $17.6
                                                              =====    =====    =====

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

11.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 1998 and 1997, securities loaned by the Company under this agreement had a carrying value of approximately $4.1 million and $0.1 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 1998 and 1997, the Company had no single investment or series of investments with a single issuer, (excluding US Treasury securities and obligations of U.S. government agencies) exceeding 1.5% of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 1998 are Consumer Goods and Services of $138.5 million (13.3%), Non-Government Asset/Mortgage-Backed of $124.5 million (11.9%), Public Utilities of $123.2 million (11.8%), Financial Services of $119.8 million (11.5%), Other Manufacturing of $116.4 million (11.1%), Government and Agencies of $113.6 million (10.9%), and Energy of $112.1 million (10.7%).

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     At December 31, 1997 the industries that comprise 10% or more of the carrying value Company's fixed maturity securities were Financial Services of $136.1 million (12.4%), Non-Government Asset/Mortgage Backed of $132.0 million (12.0%), Government and Agencies of $131.9 million (12.0%), Energy of $131.2 million (11.9%), Public Utilities of $126.7 million (11.5%), and Consumer Goods and Services of $121.4 million (11.1%).

     The Company holds below investment grade fixed maturity securities with a carrying value of $52.3 million at December 31, 1998. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1997, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $79.2 million.

     The Company has investments in commercial and agricultural mortgage loans and real estate (including partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1998 and 1997 are as follows ($ in millions):

                                                               1998                 1997
                                                          ---------------      ---------------
GEOGRAPHIC REGION
West....................................................  $ 54.9     42.7%     $ 53.4     34.5%
Mountain................................................    25.9     20.2        34.1     22.1
Southwest...............................................    14.6     11.4        16.2     10.5
Northeast...............................................    13.9     10.8        24.0     15.5
Midwest.................................................    13.2     10.3        14.5      9.4
Southeast...............................................     5.9      4.6        12.3      8.0
                                                          ------    -----      ------    -----
     Total..............................................  $128.4    100.0%     $154.5    100.0%
                                                          ======    =====      ======    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1998 are: California, $31.3 million (24.4%); Washington, $17.0 million (13.2%); New York, $13.9 million (10.8%); Texas, $9.7 million (7.6%); Idaho, $8.1 million (6.3%); Missouri, $7.4 million (5.8%); and Oregon, $6.6 million (5.1%).

     As of December 31, 1998 and 1997, the real estate and mortgage loan portfolio was also diversified as follows ($ in millions):

                                                                 1998               1997
                                                            ---------------    ---------------
PROPERTY TYPE
Agricultural..............................................  $ 92.5     72.0%   $ 98.5     63.7%
Office buildings..........................................    14.9     11.6      23.1     15.0
Retail....................................................     6.0      4.7       9.5      6.1
Hotel.....................................................     5.1      4.0       8.6      5.6
Industrial................................................     4.6      3.6       7.2      4.7
Other.....................................................     3.9      3.0       4.3      2.8
Apartment Buildings.......................................     1.4      1.1       3.3      2.1
                                                            ------    -----    ------    -----
     Total................................................  $128.4    100.0%   $154.5    100.0%
                                                            ======    =====    ======    =====

12.  COMMITMENTS AND CONTINGENCIES:

     (a) In late 1995 and thereafter, a number of purported class actions were commenced in various state and federal courts against MONY Life and the Company ("the Companies") alleging that the Companies engaged in deceptive sales practices in connection with the sale of whole and/or universal life insurance policies in the 1980s

                     MONY LIFE INSURANCE COMPANY OF AMERICA
and 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and/or violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases (including the Goshen case discussed below) seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and/or creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action (except for one recently filed action and another being voluntarily held in abeyance), has denied any wrongdoing and has asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Companies and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions (with one exception discussed below) have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case. The Massachusetts District Court in the Multidistrict Litigation has entered an order essentially holding all of the federal cases in abeyance pending the outcome of the Goshen case. On October 21, 1997, the New York State Supreme Court granted the Companies' motion for summary judgment and dismissed all claims filed in the Goshen case against the Companies' on the merits.

     In addition to the foregoing, from time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the financial position and the results of operations of the Company.

     At December 31, 1998, the Company had commitments to issue $9.7 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 6.75% to 7.50%. The Company had no private fixed maturity securities commitments outstanding as of December 31, 1998. In addition, at that date the Company had no outstanding commitments to issue any fixed rate commercial mortgage loans.

     (b) The order, referred to above, by the New York State Supreme Court on October 21, 1997 was affirmed by the New York State Appellate Division, First Department on March 18, 1999. All actions before the United States District Court for the District of Massachusetts are still pending. In addition, on or about February 25, 1999, a purported class action was filed against the Company in Kentucky State Court covering policyholders who purchased individual universal life insurance policies from the Company after January 1, 1988 claiming breach of contract and violations of the Kentucky Consumer Protection Act. On March 26, 1999, the Company removed that action to the United States District Court for the Eastern District of Kentucky, requested the Judicial Panel on the multidistrict litigation to transfer the action to the multidistrict litigation in the District of Massachusetts and sought a stay of further proceedings in the Kentucky District Court pending a determination on the multidistrict transfer. The Company intends vigorously to defend that litigation. Due to the early stage of this litigation no determination can be made as to whether the Company will incur any loss with respect to this matter.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

13.  STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL
DISCLOSURE:

     Financial statements of the Company prepared in accordance with SAP for filing with the Arizona State Insurance Department (the "Department") differ from financial statements of the Company prepared in accordance with GAAP. The principal differences result from the following: (i) acquisition costs are charged to operations as incurred under SAP rather than being amortized over the expected life of the contracts under GAAP; (ii) certain assets designated as "non-admitted assets" are charged directly to statutory surplus under SAP but are reflected as assets under GAAP; (iii) federal income taxes are provided only on taxable income for which income taxes are currently payable under SAP, whereas under GAAP deferred income taxes are recognized; (iv) an interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are computed based on specific statutory requirements and recorded under SAP, whereas under GAAP, such reserves are not recognized; (v) premiums for universal life and investment-type products are recognized as revenue when due under SAP, whereas under GAAP, such amounts are recorded as deposits and not included in the Company's revenues; (vi) future policy benefit reserves are based on specific statutory requirements regarding mortality and interest, without consideration of withdrawals, and are reported net of reinsurance under SAP, whereas, under GAAP, such reserves are calculated using a net level premium method based on actuarial assumptions equal to guaranteed mortality rates and are reported gross of reinsurance; (vii) investments in bonds are generally carried at amortized cost under SAP, whereas under GAAP, such investments are classified as "available for sale" and reported at estimated fair value; and (viii) methods used for calculating real estate and mortgage loan impairments, valuation allowances, and real estate depreciation under GAAP are different from those permitted under SAP.

     The Company is restricted as to the amounts it may pay as dividends to MONY Life. Under the Arizona Insurance Law, the Arizona Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. Under the insurance laws of the State of Arizona, the Company's state of domicile, dividends or distributions in a twelve-month period exceeding the lesser of either 10 percent of an insurance company's surplus or 100% of net income, excluding realized gains, for the previous calendar year are generally considered extraordinary and require such approval. Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under SAP.

     Set forth below are reconciliations of the Company's combined capital and surplus and the net change in capital and surplus, determined in accordance with SAP, with its equity and net income reported in accordance with GAAP as of and for each year ended December 31, 1998, 1997, and 1996, respectively. The reconciliations for 1996 also present the effect of restating previously reported amounts as of and for the year ended December 31, 1996 for the adoption of the Interpretation and the Standard (see Note 2).

                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
Capital and surplus.........................................  $  146.8    $  133.2    $  121.8
AVR.........................................................      15.0        16.3        17.9
                                                              --------    --------    --------
Capital and surplus, and AVR................................     161.8       149.5       139.7
Adjustments:
  Future policy benefits and policyholders' account
     balances...............................................    (226.3)     (207.3)     (173.2)
  Deferred policy acquisition costs.........................     318.6       281.6       262.3

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
  Valuation of investments:
     Real estate............................................       2.7         2.4        (0.5)
     Mortgage loans.........................................      (1.8)       (2.3)       (4.7)
     Fixed maturity securities..............................      29.5        24.7        12.0
     Other..................................................       5.4         4.0         3.6
  Deferred federal income taxes.............................     (13.7)       (7.5)      (13.3)
  Other, net................................................      13.6        16.9        13.7
                                                              --------    --------    --------
GAAP equity.................................................  $  289.8    $  262.0    $  239.6
                                                              ========    ========    ========

Net change in capital and surplus...........................  $   13.6    $   11.4    $    6.2
Change in AVR...............................................      (1.3)       (1.6)        3.9
                                                              --------    --------    --------
Net change in capital and surplus, and AVR..................      12.3         9.8        10.1
Adjustments:
  Future policy benefits and policyholders' account
     balances...............................................     (19.0)      (34.1)      (25.7)
  Deferred policy acquisition costs.........................      39.4        27.5        31.9
  Valuation of investments
     Real estate............................................       0.3         2.9         1.5
     Mortgage loans.........................................       0.5         2.4         0.4
     Fixed maturity securities..............................       0.0        (0.5)       (1.8)
     Other..................................................       1.4         0.4         0.5
  Deferred federal income taxes.............................       1.1        13.4        10.6
  Other, net................................................     (21.8)      (13.5)      (19.0)
                                                              --------    --------    --------
Net income..................................................  $   14.2    $    8.3    $    8.5
                                                              ========    ========    ========

     The difference between statutory basis "net income" and the "net change in capital and surplus, and AVR" reflected in the reconciliation above primarily relates to the AVR, unrealized gains (losses) on equity securities, non-admitted assets, and certain contingency provisions. which for statutory reporting purposes are charged directly to surplus and are not reflected in statutory basis net income. Statutory net income reported by the Company for the years ended December 31, 1998, 1997, and 1996 was $11.1 million, $9.7 million, and $8.0 million, respectively.

     In March 1998, the National Association of Insurance Commissioners ("NAIC") voted to adopt its Codification of Statutory Accounting Principles project (referred to hereafter as "codification"). Codification is a modified form of statutory accounting principles that will result in changes to the current NAIC Accounting Practices and Procedures Manual applicable to insurance enterprises. Although adoption of codification by all states is not a certainty, the NAIC has recommended that all states enact codification as soon as practicable with an effective date of January 1, 2001. It is currently anticipated that codification will become a NAIC state accreditation requirement starting in 2002. In addition, the American Institute of Certified Public Accountants and the NAIC have agreed to continue to allow the use of certain permitted accounting practices when codification becomes effective in 2001. Any accounting differences from codification principles, however, must be disclosed and quantified in the footnotes to the audited financial statements. Therefore, codification will likely result in changes to what are currently considered prescribed statutory insurance accounting practices.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk based capital requirements.

     As part of their routine regulatory oversight, the Department recently completed an examination of the Company for each of the three years in the period ended December 31, 1996. The report did not cite any matters which will result in a material effect on the Company's financial condition or results of operations.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) The following Financial Statements are included in this Registration
Statement:

          (1) With respect to MONY America Variable Account A:

             (a) Report of Independent Accountants;


             (b) Statements of assets and liabilities as of December 31, 1998;



             (c) Statements of operations for the periods ended December 31,
                 1998;



             (d) Statements of changes in net assets for the periods ended
                 December 31, 1998;



             (e) Notes to financial statements.



          (2) With respect to MONY Life Insurance Company of America:



             (a) Report of Independent Accountants;



             (b) Balance sheets as of December 31, 1998 and 1997;



             (c) Statements of income and comprehensive income for the years ended December 31, 1998, 1997 and 1996;



             (d) Statements of changes in shareholder's equity for the years ended December 31, 1998, 1997 and 1996;



             (e) Statements of cash flows for the years ended December 31, 1998,
                 1997 and 1996;



             (f) Notes to financial statements.


     (b) EXHIBITS

          (1) Resolutions of Board of Directors of MONY Life Insurance Company of America ("Company") authorizing the establishment of MONY America Variable Account A ("Variable Account"), adopted March 27, 1987, filed as
     Exhibit 1 of Registration Statement Nos. 33-14362 and 811-5166, dated May 18, 1987, is incorporated herein by reference.

          (2) Not applicable.


          (3)(a) Distribution Agreement among MONY Life Insurance Company of America, MONY Securities Corporation, and MONY Series Fund, Inc., filed as
     Exhibit 3(a) of Post-Effective Amendment No. 3, dated February 28, 1991, to Registration Statement No. 33-20453, is incorporated herein by reference.


          (b) Specimen Agreement with Registered Representatives, filed as
     Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement Nos. 33-37722 and 811-6216, is incorporated herein by reference.

          (c) Specimen Agreement (Career Contract) between the Company and selling agents (with Commission Schedule), filed as Exhibit 3(c) of Pre-Effective Amendment No. 1, dated October 26, 1987, to Registration Statement Nos. 33-14362 and 811-5166, is incorporated herein by reference.

          (4) Proposed form of Flexible Payment Variable Annuity Contracts, filed as Exhibit (4) of Registration Statement dated July 23, 1998, Registration Nos. 333-59717 and 811-5166, is incorporated herein by reference.

          (5) Proposed form of Application for Flexible Payment Variable Annuity Contract, to be filed by amendment.

          (6) Articles of Incorporation and By-Laws of the Company, filed as Exhibits 6(a) and 6(b), respectively, of Registration Statement No. 33-13183, dated April 6, 1987, is incorporated herein by reference.

          (7) Not applicable.

          (8) Not applicable.

          (9) Opinion and Consent of Edward P. Bank, Vice President and Deputy General Counsel, The Mutual Life Insurance Company of New York, as to the legality of the securities being registered, filed as Exhibit (9) of Registration Statement dated October 13, 1998, Registration Nos. 333-59717 and 811-5166, is incorporated herein by reference.


          (10) Consent of PricewaterhouseCoopers LLP, Independent Accountants for MONY America Variable Account A, is filed herewith as Exhibit (10).



          Consent of PricewaterhouseCoopers LLP, Independent Accountants for MONY Life Insurance Company of America, is filed herewith as Exhibit (10).


          (11) Not applicable.

          (12) Not applicable.


          (13) Calculation of Performance Data, is filed herewith as Exhibit 13.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

                    NAME                            POSITION AND OFFICES WITH DEPOSITOR
                    ----                            -----------------------------------
Michael I. Roth..............................  Director, Chairman and Chief Executive
                                               Officer
Samuel J. Foti...............................  Director, President and Chief Operating
                                               Officer
Kenneth M. Levine............................  Director and Executive Vice President
Richard E. Connors...........................  Director
Richard Daddario.............................  Director, Vice President, and Controller
Philip A. Eisenberg..........................  Director, Vice President, and Actuary
Margaret G. Gale.............................  Director and Vice President
Stephen J. Hall..............................  Director
Charles P. Leone.............................  Director, Vice President and Chief Compliance
                                                 Officer
Sam Chiodo...................................  Vice President
William D. Goodwin...........................  Vice President
Edward E. Hill...............................  Vice President-Compliance Officer
Evelyn L. Peos...............................  Vice President
Michael Slipowitz............................  Vice President
David S. Waldman.............................  Secretary
David V. Weigel..............................  Treasurer

     The business address for all officers and directors of MONY America is 1740 Broadway, New York, New York 10019.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY").

     The following is a diagram showing all corporations directly or indirectly controlled by or under common control with MONY Life Insurance Company of America, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940) of MONY.

                   [ORGANIZATIONAL CHART-DECEMBER 31, 1998]

ITEM 27.  NUMBER OF CONTRACT OWNERS:


     As of December 31, 1998 MONY America Variable Account A had 101,993 owners of Contracts.


ITEM 28.  INDEMNIFICATION

     The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

     SECTION 1. The Corporation shall indemnify any existing or former director, officer, employee or agent of the Corporation against all expenses incurred by them and each of them which may arise or be incurred, rendered or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the Corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court, all subject and pursuant to the provisions of the Articles of Incorporation of this Corporation.

     SECTION 2. The indemnification provided in this By-Law shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS


     (a) MONY Securities Corporation ("MSC") is the principal underwriter of the Registrant and the Fund. The Mutual Life Insurance Company of New York ("MONY") also acts as sub-investment adviser to the Fund through a services agreement.


     (b) The names, titles, and principal business addresses of the officers of MONY and MSC are listed on Schedules A and D of the respective Forms ADV for MONY (Registration No. 801-13564), as filed with the Commission on December 20, 1977 and as amended, and on Schedule A of Form BD for MSC (Registration No. 8-15289) as filed with the Commission on November 23, 1969 and as amended and on the individual officer's Form U-4, the texts of which are hereby incorporated by reference.


     (c) The following table sets forth commissions and other compensation received by each principal underwriter, directly or indirectly, from MONY America Variable Account A during fiscal year 1998:



                                              NET
                                         UNDERWRITING
                                         DISCOUNTS AND    COMPENSATION      BROKERAGE        OTHER
                NAME OF                   COMMISSIONS     ON REDEMPTION    COMMISSIONS    COMPENSATION
               PRINCIPAL                 -------------    -------------    -----------    ------------
              UNDERWRITER                    1998             1998            1998            1998
              -----------                -------------    -------------    -----------    ------------
MONY Securities Corporation............        0                0               0              0

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by MONY Life Insurance Company of America, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019, at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202 or at its Marketing Center at 1740 Broadway, New York, New York 10019.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                   REPRESENTATIONS RELATING TO SECTION 26 OF
                       THE INVESTMENT COMPANY ACT OF 1940

     Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the Contract, the the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by MONY Life Insurance Company of America.

                                 EXHIBIT INDEX



EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
   (10)       Consent of PricewaterhouseCoopers LLP, Independent
              Accountants
   (13)       Calculation of Performance Data